As filed with the Securities and Exchange Commission on [ ]

Securities Act File No. 333-[____]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.      ☐

Mutual Fund and Variable Insurance Trust

(Exact Name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices) (Zip Code)

(631) 629-4237

(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

JoAnn Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215 614-469-3265 (phone)

Title of securities being registered: Shares of a class of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Tactical Asset Allocation Fund

(a series of Northern Lights Fund Trust III)

INTO

Rational Select Asset Fund

(a series of Mutual Fund and Variable Insurance Trust)

And

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

[ ], 2017

Tactical Asset Allocation Fund

a series of Northern Lights Fund Trust III

[ ], 2017

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Tactical Asset Allocation Fund (the “Existing Fund”), a series of Northern Lights Fund Trust III (“NLFT”). We are pleased to announce that after careful consideration, Global View Capital Management, Ltd. (“Global View”), the Existing Fund’s investment adviser, recommended, and the Board of Trustees of NLFT approved, the reorganization of the Existing Fund into a new series of Mutual Fund and Variable Insurance Trust (“MFVIT”), the Rational Select Asset Fund (the “New Fund”) (the “Reorganization”). The proposed Reorganization will result in a change to the Existing Fund’s expense ratio. The investment objective and principal investment strategies of the Existing Fund will remain the same.

Global View serves as the adviser to the Existing Fund, and will become the sub-adviser to the New Fund. Rational Advisors, Inc. will serve as the investment adviser to the New Fund. Global View believes the shareholders of the Existing Fund will benefit from the Reorganization because it will provide the Existing Fund increased opportunities for asset growth, which may result in a decline in Fund expenses over time. The New Fund will also be part of a fund family subject to the oversight of Rational Advisors, Inc.

A Special Meeting of Shareholders of the Existing Fund is to be held at 8:00 a.m. Eastern Time on [MEETING DATE], at 80 Arkay Drive, Hauppauge, New York, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Existing Fund will be exchanged for shares of the New Fund, at the closing of the Reorganization.  This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of the Existing Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

The Reorganization will result in an decrease in the total net fund expenses payable by the New Fund as compared to the total net fund expenses that are currently paid by the Existing Fund.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

If Existing Fund shareholders approve the Reorganization, the Reorganization will take effect on or about [CLOSING DATE].  At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.

The Board of Trustees of NLFT, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of Global View, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of MFVIT has authorized the Reorganization and approved an investment advisory agreement with Rational Advisors, Inc. and a subadvisory agreement with Global View to serve as the New Fund’s investment sub-adviser.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund’s shareholders is contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about [CLOSING DATE].

Sincerely,

James Ash

President

Northern Lights Fund Trust III

NORTHERN LIGHTS FUND TRUST III

Tactical Asset Allocation Fund

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [MEETING DATE]

To the Shareholders of the Tactical Asset Allocation Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Tactical Asset Allocation Fund (the “Existing Fund”), a series of Northern Lights Fund Trust III (“NLFT”), is to be held at 8:00 a.m. Eastern time on [MEETING DATE], at 80 Arkay Drive, Hauppauge, New York.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Existing Fund to the Rational Select Asset Fund (the “New Fund”), a series of Mutual Fund and Variable Insurance Trust (“MFVIT”).

The transfer, effectively, would be an exchange of your shares of the Existing Fund for shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on [RECORD DATE], are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of NLFT,

James Ash

President

Northern Lights Fund Trust III

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [MEETING DATE], or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at [PROXY WEBSITE]. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on [MEETING DATE]?

A.	The Board of Trustees of Northern Lights Fund Trust III (“NLFT”) has called the Special Meeting at which you will be asked to vote on the reorganization (the “Reorganization”) of the Tactical Asset Allocation Fund (the “Existing Fund”) into the Rational Select Asset Fund (the “New Fund”). If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Northern Lights Fund Trust III will consider other possible courses of action in the best interests of shareholders, including seeking shareholder approval of amended proposals.

Q.	Has the Board approved the Reorganization?

A.	The Board of Trustees of NLFT has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund and recommends that you vote in favor of the Reorganization.

Q.	What will happen to my existing shares?

A.	Your shares of the Existing Fund will be exchanged for shares of the New Fund. You will not pay any sales charges in connection with the Reorganization. Although the price of the new shares of the New Fund may be different from the price of your current shares of the Existing Fund, the new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same.
Q.	How do the investment objective and principal strategies of the Existing Fund and the New Fund compare?

A.	The investment objective and principal investment strategies of the Existing Fund and the New Fund are identical. Both Funds seek total return with less volatility than equity markets in general.
Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about [CLOSING DATE].

Q.	Who will pay for the Reorganization?

A.	The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging and postage, will be paid by Rational Advisors, Inc. and Global View Capital Management, Ltd..

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The Reorganization will result in some higher fees for shareholders. The New Fund’s gross total operating expenses will be lower than those of the Existing Fund; however, the New Fund’s net total operating expenses after fee waivers and reimbursements will be higher than those of the Existing Fund. Rational Advisors, LLC will be paid an investment advisory fee equal to 1.25% of the New Fund's average daily net assets, which is higher than the investment advisory fee currently paid by the Existing Fund of 1.15%. Estimated Other Expenses of the New Fund are expected to be lower than those of the Existing Fund. Other Expenses for the New Fund do include a shareholder services fee of 0.25% of the average daily net assets for Class A and Institutional Class shares. The Existing Fund does not charge a similar fee for shareholder services. Each Fund’s Class A shares pay 0.25% in 12b-1 fees. Institutional Class shares of the New Fund and Class I shares of the Existing Fund do not pay 12b-1 fees. The Existing Fund charges similar front-end sales loads on the purchase of Class A shares as the New Fund; however, the breakpoints are different, and shareholders of the New Fund pay a contingent deferred sales charge of 1.00% of the redemption amount on Class A shares redeemed within 24 months after purchase when the front-end sales load is waived on purchases of $1 million or more. The Existing Fund does not have such a waiver or contingent deferred sales charge.

Rational Advisors, Inc. has contractually agreed to waive fees and/or reimburse expenses of the New Fund, to insure that, subject to certain limitations, total annual fund operating expenses after fee waiver/reimbursement do not exceed 1.75% and 1.50% of average daily net assets attributable to the New Fund’s Class A and Institutional Class shares, respectively through April 30, 2018. Global View has contractually agreed to reduce its fees and to reimburse expenses of the Existing Fund, at least until January 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement will not exceed 1.65% and 1.40% of average daily net assets attributable to the Existing Fund’s Class I and Class A shares, respectively.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Existing Fund do not approve the Reorganization, the Reorganization will not take effect, and the Board of Trustees of the Existing Fund may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Q.	How do I vote my shares?

A.	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on [MEETING DATE] at 80 Arkay Drive, Hauppauge, New York.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1-[ ].

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Northern Lights Fund Trust III in validating your vote if you fail to sign your proxy card properly.

1.                  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	ABC Corp.
(2)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer . . . . . . . . . . . . . . . .	John Doe
(4)	ABC Corp. Profit Sharing Plan . . . . . . . . . .	John Doe, Trustee

Trust Accounts

(1)	ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . Estate of John B. Smith . . . . . . . . . . . . . . . .	John B. Smith John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [MEETING DATE] or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at [PROXY WEBSITE].  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS

_____________, 2017

FOR THE REORGANIZATION OF

Tactical Asset Allocation Fund

A series of Northern Lights Fund Trust III

Class A Shares GVTAX

Class I Shares GVTIX

__________________

IN EXCHANGE FOR SHARES OF

Rational Select Asset Fund

A series of Mutual Fund and Variable Insurance Trust

Class A Shares GVTAX

Institutional Class GVTIX

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

1-877-940-3435

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of the existing Tactical Asset Allocation Fund (the “Existing Fund”), a series of Northern Lights Fund Trust III (“NLFT”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between NLFT, on behalf of the Existing Fund, and Mutual Fund and Variable Insurance (“MFVIT”), on behalf of the Rational Select Asset Fund (the “New Fund”), a series of MFVIT, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at 80 Arkay Drive, Hauppauge, New York on [MEETING DATE], at 9:00 a.m. Eastern Time. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the Reorganization Agreement. A copy of the Reorganization Agreement is attached as Exhibit A.

Proposal

1.	Approval of the Reorganization Agreement that provides for: (i) the transfer of all of the assets and liabilities of the Existing Fund in exchange for shares of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund.  In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about [CLOSING DATE] (the “Closing Date”).

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same aggregate value as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of NLFT will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Each of NLFT and MFVIT is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). NLFT is a Delaware statutory trust.  MFVIT is a Delaware statutory trust. Global View Capital Management, Ltd. (“Global View”) is the investment adviser to the Existing Fund. Global View will be the sub-adviser to the New Fund. Rational Advisors, Inc. will serve as investment adviser to the New Fund. Global View believes the shareholders of the New Fund will benefit from the Reorganization as Global View will continue to provide investment advisory services to the New

Fund in its role as sub-adviser. Gemini Fund Services, LLC is the transfer, administrative and fund accounting agent for the New Fund and the Existing Fund. Northern Lights Distributors, LLC is the principal distributor of the Existing Fund and the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, approve actions taken by the Board of MFVIT, on behalf of the New Fund to approve an investment advisory agreement with Rational Advisors, Inc. and a subadvisory agreement with Global View. The initial sole shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1-877-940-3435. Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of the Tactical Asset Allocation Fund’s annual report for the fiscal year ended September 30, 2016, please contact the Tactical Asset Allocation Fund at 1-877-940-3435, at www.globalviewfunds.comor in writing at, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha NE 68130.

This Proxy Statement sets forth concisely the information that a shareholder of the Existing Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement). A Prospectus (as supplemented from time to time) and Statement of Additional Information for the Existing Fund, dated February 1, 2017, indirectly relating to this Proxy Statement and including certain financial information about the Existing Fund, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the Existing Fund toll-free at 1-877-940-3435. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Fund dated February 1, 2017.

The Existing Fund’s Prospectus dated February 1, 2017, Annual Report to Shareholders for the fiscal year ended September 30, 2016, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to NLFT, through the Internet at www.globalviewfunds.com or by calling 1-877-940-3435.

This Proxy Statement will be mailed on or about [ ], 2017 to shareholders of record of the Existing Fund as of [RECORD DATE] (the “Record Date”).

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

Table of Contents

SYNOPSIS	1
The Reorganization	1
The Funds	2
Fees and Expenses	2
Investment Objectives	4
Fund Performance	5
Investment Limitations	5
The Funds' Purchase, Exchange and Redemption Procedures	9
Purchase Procedures.	12
Principal Risks of Investing in the Funds	17
Fund Management	22
The Adviser	22
The Sub-Adviser	22
Portfolio Managers	22
The Investment Adviser	24
Sub-Adviser Portfolio Managers	24
INFORMATION RELATING TO THE REORGANIZATION	25
Description of the Reorganization	25
Costs of Reorganization	26
Federal Income Taxes	26
Capitalization	26
REASONS FOR THE REORGANIZATION	27
SHAREHOLDER RIGHTS	28
General Shareholder Rights	28
Taxes	30
INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	31
VOTING MATTERS	32
General Information	32
Voting Rights and Required Vote	32
Record Date and Outstanding Shares	33
Security Ownership of Certain Beneficial Owners and Management	34
OTHER BUSINESS	36
SHAREHOLDER INQUIRIES	37
EXHIBIT A	A-1
EXHIBIT B	B-1

1

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Existing Fund with those of the New Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement. Shareholders should read this entire Proxy Statement carefully. For more complete information, please read the Prospectus for the Existing Fund. The prospectus for the New Fund is not yet effective.

The Reorganization

Background. Pursuant to the Reorganization Agreement, the Existing Fund will transfer all of its assets and liabilities to the New Fund in exchange solely for shares of the New Fund.

The Existing Fund will then distribute the New Fund shares that it receives to its shareholders in complete liquidation. The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of NLFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

The Board of Trustees of NLFT, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganization or suffer any unfair burden as a result of the Reorganization. The Board of Trustees of NLFT recommends that you vote FOR approval of the Reorganization.

Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the respective transactions. Nevertheless, the sale of securities in the ordinary course of business by the Existing Fund prior to its Reorganization could result in a taxable capital gains distribution prior to the Reorganization. Therefore, net capital gains (if any) related to the reorganization are expected to be insignificant. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. Except in the normal course of managing the Existing Fund, the Existing Fund’s adviser does not intend to sell any securities prior to the Reorganization.

Special Considerations and Risk Factors. The investment objective, principal investment strategies, and investment policies of the Existing Fund and the New Fund are identical. For a comparison of each Fund's investment objectives and principal investment strategies, see “Investment Objective” below. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks” below.

The Funds

Business of the Funds. MFVIT is an open-end management investment company organized as a Delaware statutory trust on June 23, 2006. MFVIT offers redeemable shares in different series of investment portfolios. The New Fund is a series of MFVIT. NLFT is an open-end management investment company organized as a Delaware statutory trust on December 5, 2011, that offers redeemable shares in different series of investment portfolios. The Existing Fund is a series of NLFT. The Existing Fund offers two classes of shares, designated Class A and I. The New Fund offers Class A, Class C and Institutional Class shares. If the Reorganization is approved, Class A shareholders of the Existing Fund will receive Class A shares of the New Fund and Class I shareholders of the Existing Fund will receive Institutional Class shares of the New Fund.

1

Fees and Expenses

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund. The following tables compare the current fees and expenses of the Existing Fund with those of the New Fund. The Existing Fund’s expenses are based upon the Existing Fund’s Prospectus dated February 1, 2017. The New Fund’s expenses are based upon estimated expenses for its first fiscal year.

Comparison of Shareholder Fees

Fund	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	Exchange Fee	Redemption Fee
Existing Fund - Tactical Asset Allocation Fund- Class A Shares	5.75%	None	None	1.00%
Existing Fund - Tactical Asset Allocation Fund Class I Shares	None	None	None	1.00%

New Fund - Rational Select Asset Fund – Class A Shares	5.75%[1]	1.00%[2]	None	None
New Fund - Rational Select Asset Fund – Institutional Shares	None	None	None	None

1 As described in the New Fund prospectus, investors that purchase $1,000,000 or more of the New Fund’s Class A shares will not pay any initial sales charge on the purchase.

2. In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

Comparison of Annual Operating Expenses

(as a percentage of average net assets)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses	Fee Waiver	Total Fund Operating Expenses After Fee Waiver
Existing Fund - Tactical Asset Allocation Fund- Class A Shares	1.15%	0.25%	0.66%	0.36%	2.42%	0.41%[1]	2.01%
Existing Fund - Tactical Asset Allocation Fund Class I Shares	1.15%	0.00%	0.66%	0.36%	2.17%	0.41%[1]	1.76%

New Fund - Rational Select Asset Fund – Class A Shares	1.25%	0.25%	0.28%,2	0.33%[2]	2.11%	0.03%[3]	2.08%
New Fund - Rational Select Asset Fund – Institutional Shares	1.25%	0.00%	0.28%[2]	0.33%[2]	1.86%	0.03%[3]	1.83%
2

1 The Existing Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.65% and 1.40% of average daily net assets attributable to Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Trust’s Board of Trustees, on 60 days’ written notice to the Fund's adviser.

2 Includes shareholder services fee of 0.25% of the average daily net assets attributable to each of Class A and Institutional Class Shares.

3 Rational Advisors, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.75% and 1.50% for Class A Shares and Institutional Shares, respectively, through April 30, 2018. This agreement may only be terminated by the Fund's Board of Trustees on 60 days' written notice to the advisor and upon the termination of the Management Agreement between the Trust and the advisor. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the fiscal year in which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recapture, whichever is less.

Examples

These Examples are intended to help you compare the cost of investing in the New Fund with the cost of investing in the Existing Fund, assuming the Reorganization is approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses:

Fund	1 Year	3 Years [1]	5 Years [1]	10 Years [1]
Existing Fund – Class A Shares	$767	$1,249	$1,756	$3,144
Existing Fund – Class I Shares	$179	$640	$1,127	$2,471
	1 Year	3 Years[1]	5 Years[1]	10 Years[1]
New Fund – Class A Shares	$774	$1,195	$1,641	$2,874
New Fund – Institutional Shares	$186	$582	$1,003	$2,177

1 Assumes the Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Investment Objectives

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

Existing Fund

3

Investment Objective: The Existing Fund seeks long-term capital appreciation with lower volatility than the broad U.S. equity markets over full market cycles.

Principal Investment Strategies: The Existing Fund employs a fund-of-funds structure pursuant to which, under normal circumstances, the Existing Fund invests primarily in exchange-traded funds (“ETFs”), including inverse ETFs that invest in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the Existing Fund invests include, but are not limited to, (i) small-, mid- and large-capitalization common stocks; (ii) securities of foreign issuers, including emerging markets and frontier markets; (iii) alternative assets, including real-estate securities, commodity-related securities, currencies, and volatility products; (iv) derivatives, including futures, options, swaps, forward currency exchange contracts, and other derivative instruments; (v) fixed-income securities of any maturity or credit quality, including high yield securities (or “junk bonds”); and (vi) cash and cash equivalents, including, short-term instruments and money market instruments.

The adviser selects ETFs without restriction as to country (including emerging markets), capitalization or currency of the common stock issuers held by each ETF. Although the adviser will seek to allocate Existing Fund assets primarily to ETFs, the Existing Fund may also invest in mutual funds (collectively with ETFs, “Underlying Funds”) or exchange traded notes (“ETNs”) when the adviser determines that comparable ETF options are not available.

The Existing Fund seeks to maintain lower volatility than the broad U.S. equity markets over full market cycles. The Existing Fund defines “lower volatility than the broad U.S. equity markets” to mean investment returns having a level of volatility that is less than a broad-based measure of the U.S. stock market, such as the S&P 500 Index. The Existing Fund defines a “full market cycle” as a time period, which may cover several years, that encompasses a full range of market environments measured from peak to trough to peak, or from trough to peak to trough. The Existing Fund seeks to maintain lower volatility than the overall stock market with reduced correlation to conventional asset classes by allocating assets classes described above.

The allocation is actively managed and follows a rules-based discipline that employs offensive and defensive tools to manage risk. By tactically adjusting the Existing Fund’s allocation among the various strategies, the Adviser seeks to provide downside protection in falling markets and deliver higher risk-adjusted returns over a full market cycle.

The Adviser employs technical analysis in selecting investments for the Existing Fund. Technical analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volumes. Under normal market conditions, the Existing Fund expects to allocate investments among approximately 15-50 Underlying Funds. It is anticipated that the Existing Fund’s allocations will change over time in response to changing market conditions, and the Existing Fund will likely experience relatively high turnover, particularly during long-term bear markets.

New Fund

Investment Objective: The New Fund's objective is long-term capital appreciation with lower volatility than the broad U.S. equity markets over full market cycles.

Principal Investment Strategies: The New Fund employs a fund-of-funds structure pursuant to which, under normal circumstances, the New Fund invests primarily in ETFs, including inverse ETFs that invest in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the New Fund invests include, but are not limited to, (i) small-, mid- and large-capitalization common stocks; (ii) securities of foreign issuers, including emerging markets and frontier markets; (iii) alternative assets, including real-estate securities, commodity-related securities, currencies, and volatility products; (iv) derivatives, including futures, options, swaps, forward currency exchange contracts, and other derivative instruments; (v) fixed-income securities of any maturity or credit quality, including high yield securities (or “junk bonds”); and (vi) cash and cash equivalents, including, short-term instruments and money market instruments.

The Sub-Advisor selects ETFs without restriction as to country (including emerging markets), capitalization or currency of the common stock issuers held by each ETF. Although the Sub-Advisor will seek to allocate New Fund assets primarily

4

to ETFs, the New Fund may also invest in mutual funds (collectively with ETFs, “Underlying Funds”) or ETNs when the adviser determines that comparable ETF options are not available.

The New Fund seeks to maintain lower volatility than the broad U.S. equity markets over full market cycles. The New Fund defines “lower volatility than the broad U.S. equity markets” to mean investment returns having a level of volatility that is less than a broad-based measure of the U.S. stock market, such as the S&P 500 Index. The New Fund defines a “full market cycle” as a time period, which may cover several years, that encompasses a full range of market environments measured from peak to trough to peak, or from trough to peak to trough. The New Fund seeks to maintain lower volatility than the overall stock market with reduced correlation to conventional asset classes by allocating assets classes described above.

The allocation is actively managed and follows a rules-based discipline that employs offensive and defensive tools to manage risk. By tactically adjusting the New Fund’s allocation among the various strategies, the Sub-Advisor seeks to provide downside protection in falling markets and deliver higher risk-adjusted returns over a full market cycle.

The Sub-Advisor employs technical analysis in selecting investments for the New Fund. Technical analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volumes. Under normal market conditions, the New Fund expects to allocate investments among approximately 15-50 Underlying Funds. It is anticipated that the New Fund’s allocations will change over time in response to changing market conditions, and the New Fund will likely experience relatively high turnover, particularly during long-term bear markets.

How the Funds Compare

Investment Objectives: The investment objective of the Existing Fund and the New Fund is identical.

Principal Investment Strategies: The principal investment strategies of the Existing Fund and the New Fund are identical.

For a discussion of the risks of investing in the Existing Fund and the New Fund, please see PRINCIPAL RISKS in this Proxy Statement.

The Fund's Performance

If the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund.

Investment Limitations

This section will help you compare the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations adopted by each of the Funds. The fundamental investment limitations for the Existing Fund and the Fund are identical. These limitations cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Existing Fund and the New Fund have each adopted the following fundamental investment limitations:

1.       Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

5

2.       Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.       Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short- term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4.       Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.       Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

6.       Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.       Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.       Invest in any issuer for purposes of exercising control or management;

2.       Invest in securities of other investment companies except as permitted under the 1940 Act;

3.       Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.       Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

6

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Funds' Purchase, Exchange and Redemption Procedures

As each of the Existing Fund and the New Fund employ the same transfer agent, each Fund's purchase, exchange, redemption procedures and policies regarding valuation, frequent trading and dividends are substantially similar. These procedures, as well as other features related to investing in the Fund, are summarized below. A more complete description of each Fund’s procedures can be found in each Fund’s respective Prospectus.

Share Classes

The Existing Fund offers two classes of shares: Class A and Class I. The New Fund offers three classes of shares: Class A, Class C and Institutional Class shares.

As discussed above under Fees and Expenses, Existing Fund Class A shares and New Fund Class A shares are subject to a maximum initial sales charge of 5.75%. The Class I shares of the Existing Fund and the Institutional Class shares of the New Fund are offered without an initial sales charge. For the Existing Fund, the minimum initial investment in Class A shares is $1,000. The minimum initial investment in Class I shares is $1,000,000. The minimum subsequent investment for both account types is $100. For the New Fund, the minimum initial purchase for the Fund’s Class A and Institutional Shares is $1,000. For Class A, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500.

Pricing Fund Shares

Each Fund's share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after purchase or sale orders are received in proper form by the Fund or its authorized agents.

Existing Fund

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of the Existing Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Existing Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Existing Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Existing Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Existing Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the

7

Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Existing Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Existing Fund may use independent pricing services to assist in calculating the value of the Existing Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Existing Fund. Because the Existing Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Existing Fund's portfolio securities may change on days when you may not be able to buy or sell Existing Fund shares. In computing the NAV, the Existing Fund values foreign securities held by the Existing Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Existing Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Existing Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Existing Fund calculates its NAV, the Adviser may need to price the security using the Existing Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Existing Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Existing Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Existing Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Existing Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

New Fund

The New Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the New Fund’s assets at their fair value according to policies approved by the New Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the New Fund calculates its NAV, the Advisor may need to price the security using the New Fund’s fair value pricing guidelines. In these cases, the New Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the New Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the New Fund’s NAV by short term traders. The New Fund may use pricing services to determine market value. The New Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the New Fund may invest in securities primarily listed on foreign

8

exchanges, and these exchanges may trade on weekends or other days when the New Fund does not price its shares, the value of some of the New Fund’s portfolio securities may change on days when you may not be able to buy or sell New Fund shares.

Comparison

The pricing policies for the Existing Fund and the New Fund are substantially similar and have no material differences.

Purchase Procedures.

Each Fund prices direct purchases with the transfer agent based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received. Direct purchase orders received by the Existing Fund and the New Fund by the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are effected at that day's public offering price or NAV.

Both the Existing Fund and the New Fund have authorized broker-dealers and other financial institutions (including their designated intermediaries) who have entered into selling agreements with the Fund’s distributor to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee receives the purchase order, and the purchase order is processed at the NAV next calculated thereafter.

Automatic Investment Plan. Both the Existing Fund and the New Fund permit you to make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution. Both the Existing Fund and the New Fund allow minimum investments of $50 under its respective automatic investment plan.

Sales Charges.

The Existing Fund charges a sales load on the purchase of Class A shares. The sales load is paid to the distributor for the Fund, Northern Lights Distributors LLC, which may pay a commission to the dealer of record on your account. The front-end sales load varies depending on the amount of the investment.

The following table illustrates the sales load breakpoints for the purchase of Class A shares of the Existing Fund:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.75%
$25,000 to $49,999	5.00%	5.26%	5.00%
$50,000 to $99,999	4.50%	4.71%	4.50%
$100,000 to $249,999	3.50%	3.62%	3.50%
$250,000 to $499,999	2.50%	2.56%	2.50%
$500,000 to $999,999	1.50%	1.52%	1.50%
$1,000,000 and above	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The New Fund charges a sales load on the purchase of Class A shares. The sales load is paid to the distributor for each fund, Northern Lights Distributors LLC, which may pay a commission to the dealer of record on your account. The front-end sales load varies depending on the amount of the investment.

The following table illustrates the sales load breakpoints for the purchase of Class A shares of the New Fund:

9

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above*	0.00%	0.00%	0.00%

*        A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Comparison: The front-end sales charges of the Existing Fund and the New Fund are similar. Single transactions of less than $25,000 pay the same front-end sales charge amounts. Single transactions of $25,000 up to $49,999 pay 0.75% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $50,000 up to $99,999 pay 0.25% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $100,000 up to $249,999 pay 0.50% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $250,000 up to $499,999 pay 0.50% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $500,000 up to $999,999 pay 0.50% more in front-end sales charges for the New Fund than the Existing Fund. Single transactions of $1,000,000 or more pay the same front-end sales charge amounts, although the New Fund has a CDSC of 1.00% if those shares are redeemed within 24 months of purchase.

Purchases of Class A Shares at a Reduced Sales Load. You also may purchase Class A Shares of the Existing Fund and Class A shares of the New Fund at the reduced sales charges shown in the tables above through the Rights of Accumulation Program or by signing a Letter of Intent.

Existing Fund

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•	Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent - Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month

10

period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

New Fund

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the New Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing New Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the New Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the New Fund’s investments held by the members of your immediately family, including the value of New Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the New Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Comparison: The means of reducing the front-end sales charge for the Existing Fund and the New Fund are substantially similar. However, the Existing Fund does not allow shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs to be aggregated, but the New Fund does not have such a prohibition. The New Fund allows the value of the Fund’s investments held by the members of your immediately family to be aggregated, but the Existing Fund does not.

Waiver of Front-End Sales Charge. The Existing Fund and the New Fund do not impose a front-end sales load on the following types of purchases or purchases by the following types of investors.

Existing Fund

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Existing Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
•	Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
11

•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Existing Fund are part of an omnibus account. A minimum initial investment of $1 million in the Existing Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Existing Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

New Fund

Class A Sales Charge Waivers: The New Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the New Fund); (3) the New Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the New Fund’s investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the New Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the New Fund’s Advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the New Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge.

Comparison: The policies regarding the waiver of front-end sales charges the Existing Fund and the New Fund are substantially similar.

Exchange Privilege.

Existing Fund: The Existing Fund does not allow shareholders to exchange their Existing Fund shares for shares of another mutual fund.

12

New Fund: On any business day when the NYSE is open, you may exchange Shares of the New Fund for the same class of Shares of any other Rational New Fund offering such shares, including for shares of other Rational Funds offered in other prospectuses.

In order to exchange Shares of the New Fund on a particular day, the New Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the New Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the New Fund and other shareholders. If this occurs, the New Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the New Fund that imposes a sales charge into another New Fund that imposes such a charge, there may be special tax consequences.

Exchanging Class A Shares

For Class A Shares, MFVIT makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchanging Institutional Shares

For Institutional Shares, MFVIT makes exchanges at NAV (determined after the order is considered received) without a sales charge.

Comparison: The policies regarding the exchange privileges of the Existing Fund and the New Fund are not substantially similar. The Existing Fund does not have a policy providing for exchanging shares of the Fund for shares of another mutual fund while the New Fund’s exchange policy permit shareholders to exchange Shares of the Fund for the same class of Shares of any other Rational Fund offering such shares.

Contingent Deferred Sales Charges

Existing Fund

The Existing Fund does not have a contingent deferred sales charge.

New Fund

For the New Fund, in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Comparison: The policies regarding contingent deferred sales charges for the Existing Fund and the New Fund are not substantially similar. The Existing Fund does not have a contingent deferred sales charge. In the case of investments at or

13

above the $1 million breakpoint (where you do not pay an initial sales charge), the New Fund charges a contingent deferred sales charge of 1.00% on Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Redemption Procedures

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by the Fund's distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell, minus any applicable CDSC. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions directly by mail, phone, systematic withdrawal plan and indirectly through a shareholder's nominee such as a broker-dealer or financial institution or financial adviser. Proceeds may be paid by check or by wire transfer. The Existing Fund charges a $15 fee per wire transfer. The New Fund does not charge a fee per wire transfer.

The Existing Fund and the New Fund do not intend to redeem shares in any form except cash. The Existing Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Existing Fund’s assets. The securities will be chosen by the Existing Fund and valued under the Existing Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

The New Fund reserves the right to honor requests for redemption orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the New Fund and valued under the New Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the MFVIT Board of Trustees has determined that, until otherwise approved by the Board, all redemptions in the New Fund be made in cash only. If the MFVIT Board determines to allow the New Fund to redeem in kind in the future, the New Fund will provide shareholders with notice of such change to the redemption policy.

Low Balances: If at any time your Class A or Class I account balance falls below $250, the Existing Fund may notify you that, unless the account is brought up to at least $250 within 60 days of the notice, your account could be closed. After the notice period, the Existing Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Existing Fund will not charge any redemption fee on involuntary redemptions.

The New Fund may require you to redeem all of your shares in the New Fund on 30 days written notice if the value of your shares in the New Fund is less than $2,500 due to redemption, or such other minimum amount as the New Fund may determine from time to time. You may increase the value of your shares in the New Fund to the minimum amount within the 30-day period. The New Fund will not charge any redemption fee on involuntary redemptions.

Distribution Arrangements

Pursuant to Rule 12b-1 under the 1940 Act, both the Existing Fund and the New Fund have adopted plans (each a “Plan”) of distribution pursuant to which each Fund may directly incur or reimburse the distributor for certain expenses and fees related to the distribution and sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Plan adopted by Existing Fund, the Fund may pay 0.25% of the Existing Fund’s average daily net assets attributable to Class A shares. The Existing Fund has not adopted the Plan for Class I shares. Under the Plan adopted by the New Fund, the New Fund may pay 0.25% of the New Fund’s average daily net assets attributable to Class A shares. The New Fund has not adopted the Plan for Institutional Class shares.

14

Shareholder Services Plan

MFVIT has adopted a Shareholder Servicing Plan with respect to the New Fund’s Class A and Institutional Share Classes. The New Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of New Fund shares.

The Existing Fund does not have a Shareholder Servicing Plan.

Frequent Trading Policy

Existing Fund

The Existing Fund discourages and does not accommodate market timing. Frequent trading into and out of the Existing Fund can harm all Existing Fund shareholders by disrupting the Existing Fund’s investment strategies, increasing Existing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Existing Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Trust’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Existing Fund investments as their financial needs or circumstances change. The Existing Fund currently uses several methods to reduce the risk of market timing. These methods include, but are not limited to:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Existing Fund’s Market Timing Trading Policy; and
•	Assessing a 1.00% redemption fee for shares sold within 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Existing Fund seeks to make judgments and applications that are consistent with the interests of the Existing Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Existing Fund as described in the Existing Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Existing Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Existing Fund.

The Existing Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Existing Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Existing Fund.

Although the Existing Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Existing Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Existing Fund. While the Existing Fund will encourage financial intermediaries to apply the Existing Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Existing Fund, the Existing Fund is limited in its ability to monitor the trading activity or enforce the Existing Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Existing Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Existing Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for

15

what might be market timing, the Existing Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Existing Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Existing Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Existing Fund upon request. If the Existing Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Existing Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

New Fund

The New Fund also discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the New Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade New Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of New Fund shares held by long term shareholders, disrupt portfolio management and increase New Fund expenses for all shareholders. The New Fund’s Board of Trustees has adopted a policy directing the New Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the New Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all New Fund shareholders. While the New Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the New Fund with a net purchase or redemption request on any given day where purchasers of New Fund shares and redeemers of New Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the New Fund. The netting effect often makes it more difficult for the New Fund to detect market timing, and there can be no assurance that the New Fund will be able to do so. Brokers maintaining omnibus accounts with the New Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the New Fund upon request. If the New Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the New Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the New Fund or its shareholders or if the New Fund thinks that trading is abusive.

Comparison

The frequent trading policies for the Existing Fund and the New Fund are substantially similar and have no material differences.

Dividend Policies

Existing Fund

The Existing Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both distributions will be reinvested in shares of the Existing Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Existing Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Existing Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

16

New Fund

The New Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the New Fund unless you request cash distributions on your application or through a written request to the New Fund. The New Fund expects that its distributions will consist of both capital gains and dividend income. The New Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Comparison

The dividend policies for the Existing and New Fund are materially similar.

Principal Risks of Investing in the Funds

The Existing Fund and the New Fund are subject to identical investment risks.

Explanation of Risks

  Alternative and Specialty Assets Risks: The Fund may invest in “alternative asset” or “specialty” market segments that may be more volatile than other Fund investments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, foreign currencies or real estate. Each segment is subject to different risks inherent in its segment: REITs' real estate linked investments are affected by property value fluctuations; commodity linked investments may be affected by commodity-specific factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments; foreign currency linked investments may be affected by special risks such as reduced liquidity, greater volatility, less developed trading markets and sovereign intervention in the exchange market intended to affect the level or movement of the exchange rate including a country re-issuing a new currency, effectively making the “old” currency worthless. Underlying Funds may employ leverage, which magnifies changes in their value.
  Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.
  Derivatives Risk: Certain Underlying Funds in which the Fund invests may invest in derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
  Exchange Traded Notes: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
  Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments,
17

  less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Frontier Market Risk: A sub-set of emerging market countries are considered to be “frontier markets.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
  Inverse Risk: Investments in inverse Underlying Funds will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge.
  Junk Bond Risk: Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. These securities are highly speculative.
  Management Risk: The Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
  Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.
  Small and Medium Capitalization Company Risk: Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Underlying Fund Risk: Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in securities. The market value of ETF, mutual fund and closed-end fund shares may differ from their net asset value. Each investment company and ETF is subject to specific risks, depending on the nature of the fund.

ADDITIONAL INFORMATION ABOUT THE NEW FUND

Portfolio Turnover. The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the New Fund's performance. Because the New Fund has not yet commenced operations, it does not have a portfolio turnover to report.

Performance. Because the New Fund has not yet commenced operations, no past performance information is presented for the New Fund. However, if approved by shareholders, the New Fund will acquire all of the assets and liabilities of the Existing Fund. In addition, the New Fund will assume the performance history of the Existing Fund. The performance information for the Existing Fund can be found in the Existing Fund’s most recent Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

18

Investment Objective. The New Fund seeks long-term capital appreciation with lower volatility than the broad U.S. equity markets over full market cycles. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies. The New Fund employs a fund-of-funds structure pursuant to which, under normal circumstances, the New Fund invests primarily in exchange-traded funds (“ETFs”) including inverse ETFs, that invest in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the New Fund invests include but are not limited to (i) small-,mid- and large-capitalization common stocks; (ii) securities of foreign issuers, including emerging markets and frontier markets; (iii) alternative assets, including real-estate securities, commodity-related securities, currencies, and volatility products; (iv) derivatives, including futures, options, swaps, forward currency exchange contracts, and other derivative instruments; (v) fixed-income securities of any maturity or credit quality, including high yield securities (or “junk bonds”); and (vi) cash and cash equivalents, including, short-term instruments and money market instruments.

The Sub-Advisor selects ETFs without restriction as to country (including emerging markets), capitalization or currency of the common stock issuers held by each ETF. Although the Sub-Advisor will seek to allocate New Fund assets primarily to ETFs, the New Fund may also invest in mutual funds (collectively with ETFs, “Underlying Funds”) or ETNs when the Sub-Advisor determines that comparable ETF options are not available.

The New Fund seeks to maintain lower volatility than the broad U.S. equity markets over full market cycles. The New Fund defines “lower volatility than the broad U.S. equity markets” to mean investment returns having a level of volatility less than a broad-based measure of the U.S. stock market. The New Fund defines a “full market cycle” as a time period, which may cover several years, that encompasses a full range of market environments measured from peak to trough to peak, or from trough to peak to trough.

The Sub-Advisor strives to lower the New Fund’s volatility by seeking exposure to investments with reduced correlation to conventional asset classes. The Sub-Advisor believes that it can accomplish this objective by selecting a mix of investments from a combination of the asset classes described above.

The allocation is actively managed and follows a rules-based discipline that has its own set of offensive and defensive tools and techniques, including rotating toward strength and avoiding weak assets, stop-loss limits, tactical market indicators, hedging against increased volatility, and shifting to cash or inverse funds during periods of market downturn.

The Sub-Advisor seeks to provide downside protection in falling markets and deliver higher risk-adjusted returns over a full market cycle by tactically adjusting the New Fund’s allocation among the various strategies in accordance with a targeted set of risk metrics. These risk metrics include standard deviation (volatility), Ulcer Index (measuring volatility in a downward direction), and length of recovery from drawdown.

The Sub-Advisor employs technical analysis in selecting investments for the New Fund. Technical analysis is a method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volumes. Technical analysis does not attempt to measure a security’s intrinsic value, but instead uses charts and other tools to identify patterns that can suggest future activity. The Sub-Advisor also employs momentum-based analysis (monitoring the price momentum of securities), relative strength analysis (comparing the price performance of a security to that of an index over a specific period of time), and trend following analysis (tracking directional trends in market prices over time) to identify specific holdings and weightings.

Under normal market conditions, the New Fund will allocate investments among approximately 15-50 Underlying Funds, taking into consideration each fund’s market capitalization, underlying liquidity, net assets and various correlations including historical, tactical overlay and momentum. The Sub-Advisor expects the New Fund’s allocations will change over time as changes in equity, bond, commodity and currency markets impact interest and exchange rates and other related economic and market conditions. It is anticipated that the New Fund will experience relatively high turnover – between 100% - 300% annually – and such turnover will be greater during long-term bear markets and less during long-term bull markets.

19

Temporary Investments: From time to time, the New Fund may take temporary defensive positions, which are inconsistent with the New Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the New Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the New Fund invests in a money market fund, the shareholders of the New Fund generally will be subject to duplicative management fees. Although the New Fund would do this only in seeking to avoid losses, the New Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The New Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

FUND MANAGEMENT

Existing Fund

The Adviser

Global View Capital Management, Ltd., Stone Ridge Business Center III, Suite 350, Waukesha, WI 53188, manages the investments of the Existing Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, subject to the general supervision of the Board, manages the Existing Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

For the fiscal year ended September 30, 2016, the Existing Fund paid an aggregate of 0.95% of its average net assets to the Adviser (after fee waivers).

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Existing Fund's Annual Report to Shareholders dated September 30, 2016.

Portfolio Managers

Ms. Dina Fliss is the President of the Sub-Advisor and the co-founder of the Sub-Advisor and 50% shareholder of its holding company, Global View Capital Holdings, LTD. Ms. Fliss has been researching and developing model portfolios and actively managed strategies since 1995. When Ms. Fliss was employed at World Marketing Alliance from 1991 through 2001, she co-developed model portfolios and designed marketing programs utilizing the science of Modern Portfolio Theory. From 2003 through 2010, Ms. Fliss was the Executive Director of Investment Advisors International, an SEC-registered firm with the AEGON Group, where she co-developed actively managed strategies and identified third party managers specializing in actively managed strategies. In 2011, Ms. Fliss co-founded the Sub-Advisor. In addition, she is the co-founder of Global View Capital Advisors, a network of over 150 registered representatives, investment advisor representatives and insurance agents throughout the U.S. and Canada. She attended the University of Wisconsin studying mathematics and physics. Ms. Fliss’s experience includes quantitative analysis and modeling, sales and marketing and business development in both the U.S. and Canada.

Mr. David Morton is the Director of Research for the Sub-Advisor. In addition, he is the founder and editor of AdvisorGuide LLC, a quantitative research firm, since 1999. Prior to joining the Sub-Advisor, Mr. Morton served from 2006-2011 as Chief Research Officer and Co-Chief Investment Officer of Foxhall Capital Management, Inc., a SEC-registered investment adviser. Mr. Morton is a graduate of the University of Florida and a longtime member of the National Association for Active Investment managers (NAAIM) where he served on the Board. Mr. Morton is a member of the Market Technicians Association (MTA) and the Financial Planning Association (FPA).

Management of Other Accounts

The Portfolio Managers listed below are responsible for the management of the Existing Fund and, as of

20

September 30, 2016, the other accounts set forth in the following tables.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed
Dina L. Fliss*	None	$0	None	$0	3,382	$242,076,177
David H. Morton*	None	$0	None	$0	3,382	$242,076,177

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Dina L. Fliss*	None	$0	None	$0	None	$0
David H. Morton*	None	$0	None	$0	None	$0

* The portfolio managers utilize a team-based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflicts of Interest. In general, when a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Existing Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. In the event a single block transaction cannot be affected across all custodial platforms, a trade rotation policy shall be implemented to ensure fairness of execution. The trade rotation policy sequences each directed client that was not aggregated into the block order onto a rotating list defining the timing of order releases. The list is made up of all such directed accounts along with the block order. For purposes of speed, all directed clients who share a particular broker are assumed to be a single block on the trade rotation schedule. The execution of trades is rotated among the block order and the directed clients. If a trade for a particular rotation is not completed during the trading day, any remaining portion of the trade will be completed on the following day(s) before any trade in the same security may be initiated for the next rotation. After the trades have been completed, the schedule is moved up in order and the next broker is put first on the list for the next implementation of trades.

Portfolio Managers' Compensation. For services as Portfolio Manager to the Existing Fund, Ms. Fliss and Mr. Morton are each compensated based upon a percentage of the total management fee.

Disclosure of Securities Ownership. As of September 30, 2016, the Portfolio Managers did not beneficially own any shares of the Existing Fund, except as noted in the following table:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Dina L. Fliss	$100,001-$500,000
21

New Fund

Advisor

Rational Advisors, Inc., 36 N. New York Ave., Huntington, NY 11743, serves as the New Fund’s investment adviser. Rational Advisors, Inc. is an Ohio corporation and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Rational Advisors, Inc. is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “New Fund Complex”.

The New Fund pays Rational Advisors, Inc. an investment advisory fee equal to 1.25% of the New Fund’s average daily net assets for its services as adviser.

An affiliate of Rational Advisors, Inc. has received an exemptive order from the SEC that permits Rational Advisors, Inc., with the MFVIT Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisers who are not affiliated with Rational Advisors, Inc. without obtaining shareholder approval. Shareholders will be notified if and when a new sub-adviser is employed by Rational Advisors, Inc. within 90 days of such change.

Sub-Advisor

The New Fund’s sub-advisor is Global View Capital Management, Ltd., located at Stone Ridge Business Center III, Suite 350, Waukesha, WI 53188, serves as Sub-Advisor to the New Fund. Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the New Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the New Fund. As compensation for the sub-advisory services it provides to the New Fund, the Advisor will pay the Sub-Advisor [50%] of the management fees that the Advisor receives from the New Fund.

Portfolio Managers

Ms. Dina Fliss is the President of the Sub-Advisor and the co-founder of the Sub-Advisor and 50% shareholder of its holding company, Global View Capital Holdings, LTD. Ms. Fliss has been researching and developing model portfolios and actively managed strategies since 1995. When Ms. Fliss was employed at World Marketing Alliance from 1991 through 2001, she co-developed model portfolios and designed marketing programs utilizing the science of Modern Portfolio Theory. From 2003 through 2010, Ms. Fliss was the Executive Director of Investment Advisors International, an SEC-registered firm with the AEGON Group, where she co-developed actively managed strategies and identified third party managers specializing in actively managed strategies. In 2011, Ms. Fliss co-founded the Sub-Advisor. In addition, she is the co-founder of Global View Capital Advisors, a network of over 150 registered representatives, investment advisor representatives and insurance agents throughout the U.S. and Canada. She attended the University of Wisconsin studying mathematics and physics. Ms. Fliss’s experience includes quantitative analysis and modeling, sales and marketing and business development in both the U.S. and Canada.

Mr. David Morton is the Director of Research for the Sub-Advisor. In addition, he is the founder and editor of AdvisorGuide LLC, a quantitative research firm, since 1999. Prior to joining the Sub-Advisor, Mr. Morton served from 2006-2011 as Chief Research Officer and Co-Chief Investment Officer of Foxhall Capital Management, Inc., a SEC-registered investment adviser. Mr. Morton is a graduate of the University of Florida and a longtime member of the National Association for Active Investment managers (NAAIM) where he served on the Board. Mr. Morton is a member of the Market Technicians Association (MTA) and the Financial Planning Association (FPA).

22

Management of Other Accounts. Dina Fliss and David Morton are the portfolio managers responsible for the day-to-day management of the New Fund.

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the New Fund and assets under management in those accounts as of [ ]:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Dina L. Fliss*
David H. Morton*

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Dina L. Fliss*
David H. Morton*

* The portfolio managers utilize a team-based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Compensation. For services as Portfolio Manager to the New Fund, Ms. Fliss and Mr. Morton are each compensated based upon a percentage of the total management fee.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•         With respect to securities transactions for the New Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the New Fund. Securities selected for funds or accounts other than the New Fund may outperform the securities selected for the New Fund.

•         The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the New Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of New Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of New Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of New Fund shares.

23

•         The New Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the New Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a New Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest New Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the New Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•         The New Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the New Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The Reorganization Agreement provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund's shares. Shares of the New Fund are shares of beneficial interest without par value in the New Fund series of the Mutual Fund and Variable Insurance Fund Trust under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, NLFT may issue an indefinite number of shares of beneficial interest for each class of shares of the New Fund. By class, each share of the New Fund represents an equal proportionate interest with other shares of the New Fund. Each share, by class, has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the New Fund as authorized by the Board of Trustees with respect to each class. Shares of the New Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the New Fund received by each shareholder of the Existing Fund in the Reorganization will be issued at NAV without a sales charge, will be fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of NLFT or the New Fund, shareholders of the New Fund are entitled to receive the assets available for distribution belonging to that class of shares of the New Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution pro rata to its shareholders of record of all the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same aggregate value as the shareholder had in the Existing Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of New Fund shares credited to the account of the Existing Fund on the books of the New Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the New Fund shares due to the shareholders of the Existing Fund. Class A shareholders of the Existing Fund will receive load-waived Class A shares of the New Fund. Class I shareholders of the Existing Fund will receive Institutional Class shares of the New Fund. All issued and outstanding shares of the Existing Fund will simultaneously be canceled on the books of the Existing Fund.

The New Fund does not currently issue certificates to shareholders. The Existing Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by the Existing Fund with respect to shares held on [CLOSING DATE] (the “Closing Date”). No shares of the New Fund to be issued will have preemptive or

24

conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Existing Fund shareholders. The Existing Fund will then be liquidated and terminated.

The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the shareholders of the Existing Fund; (ii) an undertaking from the MFVIT Board of Trustees that for a period of no less than 3 years following the closing of the Reorganization it will be composed of at least 75% of persons who are not interested persons of Rational Advisors, Inc. or Global View Capital Management, Ltd.; and (iii) an undertaking from the MFVIT Board of Trustees that it will assure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Closing Date of the Reorganization, the Board of Trustees of NLFT determines that the consummation of the transactions contemplated by the Reorganization Agreements are not in the best interest of the Existing Fund's shareholders.

If shareholders of the Existing Fund approve the proposed Reorganization, an investment advisory agreement between the New Fund and Rational Advisors, Inc. will take effect. If shareholders of the Existing Fund do not vote to approve the Reorganization, however, the Trustees of NLFT may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Costs of Reorganization

The Existing Fund and the New Fund will not pay any costs related to the Reorganization. The costs of proxy solicitation; proxy printing, postage and processing; legal review by legal counsel to NLFT of documents related to the Reorganization; fund start-up costs; conversion fees; the cost of preparing the Reorganization Agreement and the proxy statement on Form N-14 and any other Reorganization costs will be borne by Rational Advisors, Inc. and Global View Capital Management, Ltd. equally. The estimated costs of the Reorganization are $[______]. Global View Capital Management, Ltd. has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $[ ].

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If so, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the New Fund shares received will be the same as the basis of the Existing Fund shares exchanged and the holding period of the New Fund shares received will include the holding period of the Existing Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Existing Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of September 30, 2016, the Existing Fund had unutilized federal tax long-term capital loss carryforwards of $755,542, which may be carried forward indefinitely.

The final amount of unutilized capital loss carryover for the Existing Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax

25

laws on the rate at which they may be used in the future to offset capital gains of the New Fund. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Capitalization

The following table sets forth, as of [____]: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro-forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

Shares of Fund	Net Assets	Adjustment for Reorganization Costs	Adjusted Net Assets	Adjusted Net Asset Value Per Share	Shares Outstanding
Existing Fund- Tactical Asset Allocation Fund Total
Class A Shares	8,170,954	None	8,170,954	10.02	815,238.507
Class I Shares	8,855,005	None	8,855,005	10.03	882,551.611
New Fund – Rational Select Asset Fund Proforma
Class A Shares	8,170,954	None	8,170,954	10.02	815,238.507
Class C Shares	0	None	0	0	0
Institutional Class Shares	8,855,005	None	8,855,005	10.03	882,551.611
Adjustment for Shares Outstanding
Combined Fund Proforma	17,025,959	None	17,025,959

* Results may vary due to rounding

REASONS FOR THE REORGANIZATION

At a meeting held on November 29-30, 2016, the Board of Trustees of NLFT approved the proposed Reorganization.  The factors shown below reflect the consideration of information presented at the time of the board meeting, which may differ from the updated information presented elsewhere in this Proxy Statement. At this meeting, representatives of Rational Advisors, Inc. provided, and the Board of Trustees reviewed, detailed information about the proposed Reorganization.  Based on Global View Asset Management’s evaluation of the Existing Fund in the context of the NLFT fund lineup, including a consideration of Global View Asset Management’s ability to grow the Existing Fund in such a way as to realize economies of scale and provide a strategy differentiated from peers, Global View Asset Management recommended that the Board approve the Reorganization. The representatives provided information to the Board of Trustees concerning: (i) the specific terms of the Reorganization, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Existing Fund and the New Fund; and (iii) the impact of the Reorganization on the Existing Fund and its shareholders.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objective and strategy of the Fund would remain the same;
  The same portfolio management team that currently manages the Existing Fund is expected to manage the New Fund;
  There were potential cost savings to shareholders from the Reorganization due to potentially achieving economies of scale and the continuation of an expense limitation agreement;
  Existing Fund shareholders would benefit from the increased insight of Rational Advisors, Inc. in addition to that currently provided by Global View;
  Existing Fund shareholders would benefit from the robust risk management program and increased level of compliance brought by Rational Advisors, Inc.
  Existing Fund shareholders would benefit from Rational Advisors, Inc.’s overall knowledge and experience with respect to the securities invested in by the Existing Fund and the free exchange privileges between the other series
26

  of MFVIT.
  The Reorganization is not expected to result in any tax consequence to shareholders; and
  The Existing Fund and its shareholders will not bear any of the costs of the Reorganization.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Existing Fund. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

SHAREHOLDER RIGHTS

General Shareholder Rights

General. The Existing Fund is a series of NLFT. NLFT is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated December 5, 2011. NLFT is governed by its By-Laws and by applicable Delaware law.

The New Fund is a series of MFVIT. MFVIT is an open-end management investment company that was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated June 23, 2006. MFVIT is governed by its By-Laws and by applicable Delaware law.

Shares. NLFT and MFVIT are authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each NLFT and MFVIT mutual fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. All shares of NLFT and MFVIT entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (1) where the 1940 Act requires all shares of NLFT and MFVIT to be voted in the aggregate without differentiation between the separate Series or classes, then all of NLFT’s and MFVIT’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. Meetings of the shareholders may be held within or outside the State of Delaware.  Meetings of the shareholders of NLFT or MFVIT or a series of either may be called by the Board of Trustees, Chairman of the Board or the President of NLFT or MFVIT for any lawful purpose, including the purpose of electing Trustees as provided in Article IV, Section 1 of the Declaration of Trust.  Special meetings of the shareholders of NLFT or MFVIT any series thereof shall be called by the Board of Trustees, Chairman or President upon the written request of shareholders owning the requisite percentage amount of the outstanding Shares entitled to vote specified in the By-Laws.  Whenever ten or more shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such shareholders access to the list of the shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days’ notice of any meeting.

Election and Term of Trustees. Existing Fund - The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15).  The initial Trustee shall be the person named herein.  The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any Trustee with or without cause.  The shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of shareholders called by the Board of Trustees for that purpose.  A meeting of Shareholders for

27

the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the shareholders.  Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

New Fund - The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than twenty (20). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. The Board of Trustees, by action of a two-thirds of the then Trustees at a duly constituted meeting, may remove any trustee with or without cause. The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Shareholder Liability. Pursuant to NLFT's and MFVIT’s Agreements and Declarations of Trust, shareholders of series of NLFT or MFVIT are not personally liable for the acts, omissions or obligations of NLFT or MFVIT or the Trustees of either NLFT or MFVIT.

Liability of Trustees. To the fullest extent that limitations on the liability of Trustees and officers are permitted by Delaware law, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of NLFT or MFVIT; any investment adviser or principal underwriter of NLFT or MFVIT; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  NLFT or MFVIT; out of each of their respective property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of NLFT or MFVIT, respectively.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of NLFT or MFVIT whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to NLFT or MFVIT or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Reorganization. A majority of the Board of Trustees may cause NLFT or MFVIT to sell, convey and transfer all or substantially all of the assets of NLFT or MFVIT, or all or substantially all of the assets associated with any one or more series, to another trust, business trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to NLFT or MFVIT to be held as assets associated with one or more other series of the trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another series of the trust, shares of such other series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the “vote of a majority of the outstanding voting securities,” as such phrase is defined in the 1940 Act, of that series.  Following such sale, conveyance and transfer, the Board of Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various series the assets associated with which have so been sold, conveyed and transferred) ratably among the shareholders of the series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various classes within each such Series); and if all of the assets of NLFT or MFVIT have been so sold, conveyed and transferred, NLFT or MFVIT shall be dissolved.

Comparison of Shareholder Rights

The foregoing is only a summary of certain rights of shareholders of the Existing Fund and the New Fund under their respective Trust's governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete

28

description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

We do not believe there are any material differences in shareholder rights between the Existing Fund and the New Fund.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from the Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of the Fund consists of qualified dividend income, income distributions received by individual shareholders of the Fund may be subject to federal income tax at the individual shareholder’s applicable tax rate for long-term capital gains. To the extent that income distributions received by corporate shareholders of the Fund consist of dividends, the corporate shareholders may qualify for a dividends received deduction. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund generally is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

An additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated February 1, 2017, which has been filed with the SEC and is incorporated by reference into this Proxy Statement. A Statement of Additional Information for the Existing Fund dated February 1, 2017, has been filed with the SEC, and is incorporated by reference into this Proxy Statement. Copies of the Prospectus and

29

Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-877-940-3435 or by visiting www.globalviewfunds.com or www.sec.gov.

NLFT and MFVIT are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by NLFT and MFVIT may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Financial Statements. The financial statements of the Existing Fund for the fiscal year ended September 30, 2016 have been audited by BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. NLFT will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-877-940-3435 or by visiting www.globalviewfunds.com. The Annual Reports for the Existing Fund also are available on the SEC's website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended September 30, 2016 are attached as Exhibit B.

Under the Plan of Reorganization, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information for the New Fund has not been prepared because the New Fund is a newly-organized shell with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The Existing Fund will be the accounting survivor of the Reorganization.

VOTING MATTERS

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of NLFT in connection with the Special Meeting to be held on [MEETING DATE] at 8:00 a.m. Eastern time at 80 Arkay Drive, Hauppauge, New York, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Existing Fund on or about [____], 2017. It is expected that the solicitation of proxies will be by mail.

The Board of Trustees of NLFT has fixed the close of business on [RECORD DATE] as the record date (the “Record Date”) for determining the shareholders of the Existing Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of the Existing Fund is entitled to one vote for each full share held and fractional votes for fractional shares. The holders of 33 1/3% of the outstanding shares of the Existing Fund entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum, however, approval of the Reorganization requires the affirmative vote of the majority of outstanding shares. The term “majority of the outstanding shares” means the vote of more than 50% of the Fund's outstanding shares, in person or by proxy.

30

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the President of Northern Lights Fund Trust III at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of NLFT may consider possible alternative arrangements in the best interests of the Existing Fund and its Shareholders, including liquidation of the Existing Fund. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting or unless the adjournment is for more than sixty (60) days from the date set for the original meeting.  Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

A shareholder of the Existing Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of NLFT to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value. Shares of the Existing Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Existing Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

31

NLFT does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the President of NLFT at the address set forth on the cover of this Proxy Statement so that they will be received by NLFT in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

Please advise NLFT whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

Record Date and Outstanding Shares

Only shareholders of record of the Existing Fund at the close of business on [RECORD DATE], (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. Shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share of the Existing Fund that they hold as of the Record Date. At the close of business on the Record Date, there were outstanding and entitled to vote the following shares of the Existing Fund:

Fund	Number of Shares
Existing Fund Class A
Existing Fund Class I

The votes of the shareholders of the New Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. At the close of business on the Record Date there were no New Fund shares.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of NLFT, as a group, beneficially owned less than 1% of the outstanding shares of Existing Fund. As of the Record Date, the New Fund had no shares outstanding.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a series or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser. As of [RECORD DATE], there were no persons known by the Existing Fund to own of record, or beneficially 25% or more of the outstanding shares of the Existing Fund.

As of [RECORD DATE], to the knowledge of the Trustees and management of NLFT, other than as set forth below, no person owned beneficially or of record 5% or more of the outstanding shares of each class of the Existing Fund.

Existing Fund Class A

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class	Percentage Ownership of Fund

32

Existing Fund Class I

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class	Percentage Ownership of Fund

OTHER BUSINESS

The Board of Trustees of NLFT knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to NLFT by calling 1-877-940-3435.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

James Ash

President

Northern Lights Fund Trust III

33

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [______], by and between Mutual Fund and Variable Insurance Trust, a Delaware statutory trust (“MFVIT”), on behalf of its series identified in Exhibit A (the “New Fund”), and Northern Lights Fund Trust III, a Delaware statutory trust (“NLFT”), on behalf of its series identified in Exhibit A hereto (the “Existing Fund”), (the Agreement and transactions contemplated hereunder for the Existing Fund and the New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if the Reorganization between the Existing Fund and the New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	The Existing Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the “Assets”). In consideration therefor, the New Fund shall, on the Exchange Date, (i) issue and deliver to the Existing Fund a number of full and fractional shares of beneficial interest of the classes of shares of the New Fund, as indicated in Exhibit A hereto (the “New Fund Shares”), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities (as defined below) of Existing Fund assumed by New Fund on such date, and (ii) assume certain enumerated liabilities of Existing Fund as set forth on the balance sheet of Existing Fund as of the Exchange Date (the “Liabilities”). It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.
(b)	Upon consummation of the transactions described in paragraph (a) above, the Existing Fund shall distribute to its shareholders of record as of the Exchange Date New Fund Shares in complete liquidation of the Existing Fund, the shareholder of a class of shares of the Existing Fund being entitled to receive a proportion of the class of New Fund Shares to which such class of Existing Fund shares relates, which proportion is determined by dividing the number of shares of beneficial interest of the particular share class of the Existing Fund held by such shareholder divided by the number of shares of such share class of the Existing Fund outstanding on such date. The Existing Fund shareholder will receive the class of New Fund Shares set forth on Exhibit A hereto that corresponds to the class of Existing Fund shares held by such shareholder. Certificates representing the New Fund Shares will not be issued. All issued and outstanding shares of the Existing Fund and all Existing Fund shares held in treasury will immediately thereafter be redeemed and cancelled on the books of the Existing Fund.

AGREEMENT

The Existing Fund and the New Fund agree as follows:

1. Representations and warranties of the New Fund.

MFVIT, on behalf of the New Fund, represents and warrants to and agrees with the Existing Fund that:

(a)	New Fund is a duly established series of MFVIT, a statutory trust duly established and validly existing under the laws of State of Delaware, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. MFVIT has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.
(b)	MFVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.
(c)	MFVIT and New Fund are not in violation in any material respect of any provisions of MFVIT’ Amended and Restated Agreement and Declaration of Trust or Bylaws or any agreement, indenture,

instrument, contract, lease or other undertaking to which MFVIT or New Fund is a party or by which MFVIT or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of MFVIT and by all other necessary trust action on the part of MFVIT and New Fund, and this Agreement constitutes the valid and binding obligation of MFVIT on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)	There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of MFVIT or New Fund, threatened against MFVIT in respect of New Fund or any of its properties or assets or against any person who MFVIT in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither MFVIT nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against MFVIT in respect of New Fund or any of New Fund’s properties or assets or any person whom MFVIT in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. MFVIT in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of MFVIT or New Fund, threatened against MFVIT or any of its properties or assets, that are likely to have a material adverse effect on the ability of MFVIT or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.
(f)	As of the Exchange Date, New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.
(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by MFVIT on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).
(h)	As of the effective date of the registration statement on Form N-14 of MFVIT on behalf of New Fund (the “Registration Statement”), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to MFVIT or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of NLFT for use in the Registration Statement or the Prospectus/Proxy Statement.
(i)	The registration statement of MFVIT on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the New Fund Materials made in reliance upon and in conformity with information furnished in writing by Existing Fund to New Fund specifically for use in the New Fund Materials and approved by an officer of NLFT for use in the New Fund Materials, including the accuracy of performance and financial information with respect to Existing Fund.

(j)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits in or incorporated by reference into, any of MFVIT’ registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.
(k)	New Fund was established by the trustees of MFVIT in order to effect the transactions described in this Agreement. New Fund was formed solely for the purpose of consummating the Reorganization with the Existing Fund, will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.
(l)	As of the Exchange Date, New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in such New Fund’s registration statement on Form N-1A, non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)	As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
(n)	New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.
(o)	New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

2. Representations and warranties of the Existing Fund.

NLFT, on behalf of the Existing Fund, represents and warrants to and agrees with the New Fund that:

(a)	Existing Fund is a duly designated series of NLFT, a statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. NLFT is qualified as a foreign corporation in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on NLFT or Existing Fund. Each of NLFT and Existing Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	NLFT is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.
(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended March 31, 2016, such statements and schedule having been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.
(d)	Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the “federal securities laws”, as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, the U.S. Employee Retirement Income Security Act of 1974, as amended, and those of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by NLFT with respect to Existing Fund. All advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a material adverse effect. All registration statements, prospectuses and statements of additional information (including the prospectus and statement of additional information dated July 29, 2015, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading.
(e)	Except as otherwise disclosed in writing to New Fund, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of NLFT or Existing Fund, threatened against NLFT in respect of Existing Fund or any of its properties or assets or against any person who NLFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither NLFT nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against NLFT in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom NLFT in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. NLFT in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s ability to consummate the transactions contemplated hereby. There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of NLFT or Existing

Fund, threatened against NLFT or any of its properties or assets, that are likely to have a material adverse effect on the ability of NLFT or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of March 31, 2016, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2016, whether or not incurred in the ordinary course of business.
(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of the State of Delaware, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.
(h)	Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy Statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to NLFT or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement or made without the permission of NLFT.
(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits in or incorporated by reference into, any of the registration statement on Form N-1A of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.
(j)	NLFT and Existing Fund are not in violation in any material respect of any provisions of NLFT’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which NLFT or Existing Fund is a party or by which NLFT or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
(k)	All issued and outstanding shares of the beneficial interest of Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.
(l)	As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns or reports that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns and reports were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. To the best of Existing Fund’s knowledge, as of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of the taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.
(n)	At both the Valuation Time (as defined below) and the Exchange Date (as defined below), Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof.
(o)	Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.
(p)	No registration under the 1933 Act of any of the Investments (as defined below) would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.
(q)	Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.
(r)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of NLFT and by all other necessary trust action on the part of NLFT and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of NLFT and Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
(s)	The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of the Existing Fund and to the other terms and conditions contained herein, the Existing Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, the Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.
(b)	The Existing Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on [ ], 2016, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.
(d)	New Fund shall cause its adviser or another agent to deliver to the Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments of the Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of March 31, 2016 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.
(e)	Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of the Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.
(f)	The Existing Fund will, at least 30 business days before the Exchange Date, furnish MFVIT, in respect of the New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously the New Fund will deliver to the Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date. In furtherance of the foregoing:

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of Existing Fund to be transferred to New Fund and the value of the Liabilities of Existing Fund to be assumed by New Fund shall in the case be determined as of the Valuation Time.
(b)	The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of MFVIT and its agents for calculating the net asset value of the series of MFVIT shares of beneficial interest. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Reorganization.
(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.
(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for the shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, if any, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund share certificates (if any), or post adequate bond, as the case may be.

(e)	Each of NLFT and MFVIT shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.
(f)	As soon as practicable after the Exchange Date, NLFT shall make all filings and take all steps as shall be necessary and proper to effect the liquidation, dissolution and termination of the Existing Funds under the laws of the State of Delaware. After the Exchange Date, the Existing Funds shall not conduct any business except in connection with their dissolution.

5. Expenses, fees, etc.

Rational Advisors, Inc. and Global View Capital Management, Ltd. (“Global View”), shall bear equally the costs, fees and expenses incurred by MFVIT, NLFT and Existing Fund in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares pursuant to the Registration Statement, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganizations pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Funds’ shareholder meetings and soliciting proxies. Also, Rational Advisors, Inc. and Global View Asset Management, LLC shall bear equally all costs, fees, and expenses incurred in connection with the organization and initial registration of the New Fund and the registration in connection with the Reorganizations of shares of the New Fund to be offered in the Reorganizations, including without limitation, the New Fund Materials filed with the SEC in connection with the Reorganizations (all such costs, fees and expenses set forth above in this Section 5 to be referred to as “Expenses”). Expenses shall be borne on an “as incurred” basis by Rational Advisors, Inc. and Global View Asset Management, LLC. The party, upon closing, shall present to the other party an itemized invoice evidencing its Expenses. The total of the invoices shall be calculated divided by two and to the extent one party has paid more than the other, that party shall be reimbursed by the other party so that the party has paid half of the total amount of Expenses. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the New Fund or the Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, the parties nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of the Existing Fund to be transferred, assumption of the Liabilities of the Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of [ ], at [7:30 A.M.] on the next full business day following the Valuation Time, or at such other time and date agreed to by a New Fund and an Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	NLFT, on behalf of the Existing Fund, agrees to solicit the consent of the shareholders of the Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.
(b)	The Existing Fund agrees that the liquidation, dissolution and termination of such Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of NLFT in accordance with applicable law and that on and after the Exchange Date, such Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8. Tax Matters.

(a)	The Existing Fund will deliver (or cause to be delivered) to the New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund and/or New Fund for tax periods ending on or before September 30, 2016 and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund or New Fund ending on or before March 31, 2016 of an amount or amounts sufficient for the Existing Fund or New Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2015 in the case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by NLFT following the provision of such copies thereof to the New Fund.
(b)	In addition to the Existing Fund’s obligations with respect to tax returns or reports described in paragraph 2(l) above, if a federal, state or other tax return or report of an Existing Fund with respect to the Existing Fund’s taxable year ending on March 31, [2016] (the, a “March 2016 Tax Return”) is due after the Exchange Date (after giving effect to any properly made extension), NLFT shall prepare (or cause to be prepared) such March 2016 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than thirty (30)days prior to such a March 2016 Tax Return’s due date (after giving effect to any properly made extension), (i) NLFT shall provide the New Fund with a copy of such March 2016 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said March 2016 Tax Return, and (ii) NLFT shall make (or cause to be made) any changes to such March 2016 Tax Return as the New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such September 2016 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by [NEW FUND AUDITOR]. NLFT will timely file (or cause to be timely filed) any such March 2016 Tax Return with the applicable tax authority, and pay (or cause to be paid) any and all taxes or other fees or assessments shown to be due and payable on any such March 2016 Tax Return.

9. Conditions of the New Fund’s obligations.

The obligations of the New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the trustees of NLFT (including a majority of those trustees who are not “interested persons” of NLFT, as defined in Section 2(a)(19) of the 1940 Act); and (ii) the requisite vote of the Existing Fund’s outstanding voting securities in accordance with the 1940 Act and the provisions of NLFT’s Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.
(b)	That the Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by NLFT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since March 31, 2016, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)	That NLFT, on behalf of the Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by NLFT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of NLFT and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that NLFT and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.
(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against NLFT or the Existing Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.
(e)	That New Fund shall have received in form reasonably satisfactory to New Fund and dated the Exchange Date, an opinion of [ ] (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that (i) NLFT is a statutory trust duly established and validly existing under the laws of the State of Delaware and that the Existing Fund is a validly designated series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by NLFT, on behalf of the Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by MFVIT, on behalf of New Fund, and assuming that the Prospectus/Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the Existing Fund, (iii) the Existing Fund has the trust power to sell, assign, convey, transfer and deliver the Assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate NLFT’s Agreement and Declaration of Trust, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (the such agreement an “Existing Fund Agreement”) to which NLFT or the Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in NLFT’s Agreement and Declaration of Trust, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of NLFT whose responsibilities include advising NLFT and the Existing Fund with respect to such matters, and (v) to such counsel’s knowledge (without any independent investigation or inquiry), no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required to be made or obtained by NLFT on behalf of the Existing Fund, in connection with the execution and delivery of this Agreement by NLFT on behalf of the Existing Fund, or the performance of NLFT on behalf of the Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act. In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of NLFT.
(f)	That the Assets of the Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.
(g)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
(h)	That all actions taken by the Existing Fund in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the New Fund and Thompson Hine LLP.
(i)	That the Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(j)	That the Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of the holder of record of any such shares and the number of shares held of record by the such shareholder.
(k)	That all of the issued and outstanding shares of beneficial interest of the Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws or, to the extent that any audit of the records of Existing Fund or its transfer agent by New Fund or its agents shall have revealed otherwise, either (i) Existing Fund shall have taken all actions that in the opinion of New Fund or its counsel are necessary to remedy any prior failure on the part of Existing Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Existing Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of New Fund in amounts sufficient and upon terms satisfactory, in the opinion of New Fund or its counsel, to indemnify New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Existing Fund to have offered and sold such shares in conformity with such laws.
(l)	That the Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(m)	That New Fund shall have received a certificate dated the Exchange Date from the principal executive officer and principal financial officer, or persons performing similar functions, of NLFT to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of NLFT have concluded that, based on their evaluation of the effectiveness of NLFT’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by NLFT on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in NLFT’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since March 31, 2016 that have materially affected, or are reasonably likely to materially affect, NLFT’s internal control over financial reporting.
(n)	That the Registration Statement and the registration statement of the New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MFVIT or the New Fund, threatened by the Commission.
(o)	That, on or prior to the Exchange Date, the Existing Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing, in distributions qualifying for the dividends paid deduction, (i) all of the excess of (a) the Existing Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Existing Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Existing Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Existing Fund’s net capital gain realized (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in the case be computed without regard to the dividends paid deduction and include amounts in respect of both (x) the Existing Fund’s taxable period beginning October 1, 2013 and ending on the Closing Date, and (y) any prior taxable year of the Existing Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

10. Conditions of the Existing Fund’s obligations.

The obligations of the Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the trustees of MFVIT (including a majority of those trustees who are not “interested persons” of MFVIT, as defined in Section 2(a)(19) of the 1940 Act).

(b)	That MFVIT, on behalf of the New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.
(c)	That MFVIT, on behalf of the New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by MFVIT’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of MFVIT and the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that MFVIT and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to the of such dates.
(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against MFVIT or the New Fund that would seek to enjoin or otherwise prevent or materially delay the transactions contemplated by this Agreement.
(e)	That Existing Fund shall have received in form reasonably satisfactory to Existing Fund and dated the Exchange Date, an opinion of Thompson Hine LLP (which opinion will be subject to certain qualifications satisfactory to Existing Fund), to the effect that (i) MFVIT is a statutory trust duly established and validly existing under the laws of the State of Delaware and that the New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by MFVIT, on behalf of the New Fund, and, assuming due authorization, execution and delivery of this Agreement by NLFT, on behalf of Existing Fund, is a valid and binding obligation of the New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in MFVIT’s registration statement, non-assessable by the New Fund, and no shareholder of such New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MFVIT’s Amended and Restated Agreement and Declaration of Trust or Bylaws, as amended, or any provision of any agreement known to such counsel (the such agreement, a “New Fund Agreement”) to which MFVIT or the New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in MFVIT’s Amended and Restated Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all New Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of MFVIT whose responsibility it is to advise MFVIT and the New Fund with respect to such matters, and (v)no consent, approval, authorization or order of any State of Delaware or federal court or governmental authority is required to be made or obtained by MFVIT on behalf of the New Fund in connection with the execution and delivery of this Agreement by MFVIT on behalf of the New Fund, or the performance of MFVIT on behalf of the New Fund of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(f)	That all actions taken by or on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Existing Fund and Blank Rome LLP.
(g)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of NLFT or the Existing Fund, threatened by the Commission.
(h)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Thompson Hine LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.
(i)	At least 30 days before the Valuation Time, the New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.
(j)	That NLFT shall maintain liability insurance coverage for the of (i) the current Trustees and officers of NLFT, and (ii) the former Trustees and officers of NLFT that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance NLFT currently maintains for the Trustees and officers of NLFT at no additional expense to the Trustees of NLFT or Existing Fund. Such liability insurance shall be in full force and effect on and after the Exchange Date.
(k)	That Rational Advisors, LLC shall have entered into an expense limitation agreement with MFVIT in respect of the New Fund in the form attached as an exhibit to the registration statement amendment of MFVIT filed on Form N-1A relating to the New Funds, such agreement to be in effect for a term of no less than [two calendar years] from the Exchange Date.

11. Indemnification.

(a)	Global View will indemnify and hold harmless MFVIT, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified

Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to NLFT or either Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in the case, that is provided in writing by Global View for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to NLFT or either Existing Fund required to be stated therein or necessary to make the statements relating to NLFT or either Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Global View. The Indemnified Parties will notify Global View in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). Global View shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Global View elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Global View’s obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Global View will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties first paying the same.

12. No broker or finder.

Each of the Existing Fund and the New Fund represent that there is no person who has dealt with it, or NLFT or MFVIT, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

The Existing Fund and the New Fund may, by mutual consent of the Board of Trustees of NLFT and the Board of Trustees of MFVIT on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. The Existing Fund or the New Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [ ], 2016, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Existing Fund and the New Fund. This Agreement shall automatically terminate upon termination of the Purchase Agreement prior to the consummation of the transactions contemplated thereby.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement and all documents and agreements referred to herein and therein supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. This Agreement may not be amended, nor waiver granted, except by a letter of agreement signed by the party hereto (including Global View and Managers, solely with respect to any amendments or waivers to the sections identified on the signature page to this Agreement with respect to Global View or Managers, as the case may be); provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

16. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

17. Delaware Statutory Trust.

A copy of the Amended and Restated Agreement and Declaration of Trust of MFVIT is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed by or on behalf of the trustees of MFVIT on behalf of the New Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees or officers of MFVIT or shareholders of such New Fund individually, but are binding only upon the assets and property of such New Fund.

18. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Northern Lights Fund Trust at 80 Arkay Drive, Hauppauge, NY 11788 (Attention: James Ash) and to MFVIT at 36 North New York Avenue, Huntington, NY 11743 (Attn: Jerry Szilagyi).

20. Recourse.

All persons dealing with an Existing Fund or a New Fund (each, a “Fund”) must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, officers, agents and shareholders of either such Fund and the other series of NLFT and MFVIT do not assume any liability for obligations entered into on behalf of any of the Existing Fund or New Funds.

21. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Further Assurances.

Each of NLFT and MFVIT shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

The Remainder of this Page Left Intentionally Blank.

This Agreement may be executed in any number of counterparts, the of which, when executed and delivered, shall be deemed to be an original.

Northern Lights Fund Trust III, on behalf of its series listed on Exhibit A

By:
Name:	Andrew Rogers
Title:	President

Mutual Fund and Variable Insurance Trust, on behalf of its series listed on Exhibit A

By:
Name:
Title:

Solely with respect to Section 5, Rational Advisors, Inc.

By:
Name:	Andrew Rogers
Title:	President

Solely with respect to Section 5, Global View Capital Management, Ltd.

By:
Name:
Title:

Exhibit A

Existing Fund (Share Class)	The New Fund (Share Class)

Tactical Asset Allocation Fund (Class A)	Rational Select Asset Fund (Class A)
Tactical Asset Allocation Fund (Class I)	Rational Select Asset (Institutional Class)

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Existing Fund’s financial performance for the period of the Existing Fund’s operations. Certain information reflects financial results for a single Existing Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended September 30, 2016 has been audited by BBD, LLP, whose report, along with the Existing Fund’s financial statements, are included in the Existing Fund’s annual report. The annual report is available upon request. [TO BE INSERTED]

B-1

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2017

FOR THE REORGANIZATION OF

Tactical Asset Allocation Fund

A series of Northern Lights Fund Trust III

Class A Shares GVTAX

Class I Shares GVTAX

__________________

IN EXCHANGE FOR SHARES OF

Rational Select Asset Fund

A series of Mutual Fund and Variable Insurance Trust

Class A Shares [ ]

Institutional Class [ ]

17605 Wright Street

Omaha, NE 68154-1150

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, [____], 2017, for the Special Meeting of Shareholders of Northern Lights Fund Trust III (the “NLFT”) with respect to the Tactical Asset Allocation Fund (the “Existing Fund” ) to be held on [MEETING DATE]. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and between NLFT, on behalf of the Existing Fund, and Mutual Fund and Variable Insurance Trust (“MFVIT”), on behalf of the Rational Select Asset Fund, a series of MFVIT (the “New Fund”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-877-940-3435. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

INTRODUCTION	3
DISCLOSURE OF PORTFOLIO HOLDINGS	3
PRINCIPAL SHAREHOLDERS	8
ADVISOR	9
CODE OF ETHICS	12
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	13
CUSTODIAN	14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
COUNSEL	15
DISTRIBUTOR	15
PROXY VOTING POLICY	18
PORTFOLIO TURNOVER	18
PORTFOLIO TRANSACTIONS	18
Purchase and Redemption of Shares	20
Purchase and Redemption of Shares	20
Reduction of Up-Front Sales Charge on Class A Shares	21
Waivers of Up-Front Sales Charge on Class A Shares	22
2

NET ASSET VALUE	22
TAX INFORMATION	23

Appendix B—Proxy Voting Policies and Procedures B-1

3

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Existing Fund’s Class A and Class I shares in exchange for Class A and Institutional Class shares, respectively, of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.

Under the Reorganization, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information has not been prepared for the Reorganization because the Existing Fund will be reorganized into a corresponding newly-organized New Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Existing Fund.

Further information about the Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for NLFT with respect to the Existing Fund dated February 1, 2017. The audited financial statements and related independent registered public accountants' report for NLFT contained in the Annual Report to Shareholders for the fiscal year ending September 30, 2016 are incorporated herein by reference. Copies are available upon request and without charge by calling 1-877-940-3435.

MFVIT is a Delaware statutory trust, which was formed on June 23, 2006. MFVIT is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. As of the date of this SAI, MFVIT operates [eleven ] separate series or mutual funds – [seven  retail portfolios] and three  variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The New Fund is non-diversified. Much of the information contained in this SAI expands upon subjects discussed in the New Fund’s Prospectus. No investment in units of beneficial interest (“Shares”) of a New Fund should be made without first reading a New Fund’s Prospectus. The Board of Trustees (“Trustees”) has established three classes of Shares of the New Fund. The New Fund offers Class A Shares and Institutional Shares in this Proxy Statement and SAI. Each share class represents an interest in the same assets of the New Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the New Fund into additional classes of shares at a future date.

Rational Advisors, Inc. (the "Advisor"), acts as investment advisor to the New Fund.

Global View Capital Management, Ltd., (the “Sub-Advisor”) acts as the sub-advisor to the New Fund.

MFVIT does not issue share certificates. All shares are held in non-certificate form registered on the books of MFVIT and MFVIT’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of MFVIT not readily identifiable as belonging to a particular series are allocated by or under the direction of Trustees in such manner as Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by MFVIT without his or her express consent.

INVESTMENTS AND RISKS

The investment objective of the New Fund and the descriptions of the New Fund's principal investment strategies are set forth in the Prospectus. The New Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of New Fund.

The following pages contain more detailed information about the types of instruments in which the New Fund may invest, strategies the Adviser may employ in pursuit of the New Fund's investment objective and a summary of related risks.

4

Equity Securities

Equity securities in which the New Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The New Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the New Fund will be subjected to risk even if all fixed income securities in the New Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the New Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with

5

the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The New Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The New Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the New Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the New Fund.

At times, some of the mortgage-backed securities in which the New Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the New Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The New Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The New Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

6

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The New Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the New Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the New Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the New Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The New Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the New Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the New Fund's advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the New Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Commercial Paper

The New Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short- term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The New Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the New Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the New Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the New Fund on repurchase. In either case, the income to the New Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the New Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the New Fund could experience both delays in liquidating the underlying security and losses. These losses could result

7

from: (a) possible decline in the value of the underlying security while the New Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

The New Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the New Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower- rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non- investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the New Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the New Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

8

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The New Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the New Fund determines that an investment in any such type of obligation is consistent with the New Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The New Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Exchange-Traded Notes (“ETNs”)

The New Fund may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market

9

benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the New Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the New Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the New Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The New Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed

10

by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The New Fund's investments in Exchange Traded Funds ("ETFs"), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Generally, the New Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the New Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the New Fund, or (iii) more than 5% of the New Fund’s total assets would be invested in any one such investment company. However, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A New Fund may rely on these exemptive orders to invest in unaffiliated ETFs. In the alternative, the New Fund intends to rely on Rule 12d1-3, which allows unaffiliated mutual funds and ETFs to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the New Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The New Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed- end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the New Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The New Fund generally will purchase shares of closed-end funds only in the secondary market. The New Fund will incur normal brokerage costs on such purchases similar to the expenses the New Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The New Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the New Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net

11

asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The New Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the New Fund will ever decrease. In fact, it is possible that this market discount may increase and the New Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the New Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the New Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the New Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The New Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The New Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the New Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the New Fund when relying on certain exemptions to limitations on investments in other investment companies will be obligated to redeem shares held by the New Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, shares held by the New Fund when relying on certain exemptions to limitations on investments in other investment companies under the 1940 Act in excess of 1% of an underlying fund's outstanding securities will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the New Fund's total assets.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the New Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the New Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the New Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the New Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

General. The New Fund may invest in foreign securities and exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign

12

companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the New Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the New Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the New Fund's currency exchange transactions do not fully protect the New Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the New Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the New Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the New Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the New Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Securities Options

The New Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The New Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the New Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the New Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

13

If an option purchased by the New Fund expires unexercised, the New Fund realizes a loss equal to the premium paid. If the New Fund enters into a closing sale transaction on an option purchased by it, the New Fund will realize a gain if the premium received by the New Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the New Fund expires on the stipulated expiration date or if the New Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the New Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the New Fund will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the New Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the New Fund. Inasmuch as the New Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the New Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the New Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the New Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the New Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the New Fund is unable to close out a call option on securities that it has written before the option is exercised, the New Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the New Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.

Transactions using options (other than options that the New Fund has purchased) expose the New Fund to an obligation to another party. The New Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The New Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the New Fund's custodian in the prescribed amount. Under current SEC guidelines, the New Fund will segregate assets to cover transactions in which the New Fund writes or sells options.

14

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the New Fund's assets to cover or segregated accounts could impede portfolio management or the New Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The New Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The New Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the New Fund might look to a clearing corporation to exercise exchange-traded options, if the New Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the New Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the New Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the New Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the New Fund originally wrote the option. While the New Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the New Fund, there can be no assurance that the New Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the New Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the New Fund may be unable to liquidate a dealer option. With respect to options written by the New Fund, the inability to enter into a closing transaction may result in material losses to the New Fund. For example, because the New Fund must maintain a secured position with respect to any call option on a security it writes, the New Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the New Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The New Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the New Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the New Fund will treat dealer options as subject to the New Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the New Fund will change its treatment of such instruments accordingly.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the New Fund purchases or sells a security, no price would be paid or received by the New Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the New Fund's open positions in futures contracts, the New Fund would be required to deposit with its custodian or futures broker in a segregated account in the name

15

of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the New Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The New Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the New Fund realizes a gain; if it is more, the New Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the New Fund realizes a gain; if it is less, the New Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the New Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the New Fund is not able to enter into an offsetting transaction, the New Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The New Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Most swap agreements entered into by the New Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the New Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the New Fund's risk of loss consists of the net amount of payments that the New Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the New Fund's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The New Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the New Fund's investment restriction concerning senior securities.

16

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the New Fund's illiquid investment limitations. The New Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The New Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The New Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the New Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The New Fund will agree to pay to the counter- party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the New Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the New Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

MFVIT, on behalf of the New Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds' operations. Accordingly, the New Fund is not currently subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The New Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the New Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the New Fund's commitment. It may be expected that the New Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The New Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the New Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the New Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the New Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The New Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the New Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the New Fund on the settlement date. In these cases, the New Fund may realize a taxable capital gain or loss. When the New Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the New Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the New Fund starting on the day the New Fund agrees to purchase the securities. The New Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

17

The New Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The New Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The New Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a

"safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by MFVIT's Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the New Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the New Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the New Fund may at any time call the loan and obtain the return of securities loaned, (3) the New Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the New Fund.

Short Sales

18

Short Sales Against The Box. The New Fund may engage in short sales against the box. In a short sale, the New Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The New Fund may engage in a short sale if at the time of the short sale the New Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the New Fund to, for example, lock in a sale price for a security the New Fund does not wish to sell immediately. If the New Fund engages in a short sale, the collateral for the short position will be segregated in an account with the New Fund’s custodian or qualified sub-custodian. No more than 10% of the New Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The New Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the New Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the New Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the New Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the New Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the New Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the New Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the New Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The New Fund may sell securities short. A short sale is a transaction in which the New Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the New Fund must arrange through a broker to borrow the securities and, in so doing, the New Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The New Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the New Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the New Fund is required to pay in connection with a short sale.

The New Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the New Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the New Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

INVESTMENT RESTRICTIONS

19

The New Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the New Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the New Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the New Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the New Fund. The New Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the New Fund, provided that the New Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the New Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the New Fund's total assets at the time when the borrowing is made. This limitation does not preclude the New Fund from entering into reverse repurchase transactions, provided that the New Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the New Fund pursuant to reverse repurchase transactions;

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the New Fund from obtaining such short- term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the New Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the New Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the New Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

With respect to 75% of the New Fund’s total assets, the New Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the New Fund’s total assets would be invested in the securities of that issuer; or (2) the New Fund would hold more than 10% of the outstanding voting securities of that issuer.

The New Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The New Fund may not:

1.	Invest in any issuer for purposes of exercising control or management;

20

2.	Invest in securities of other investment companies except as permitted under the 1940 Act;

3.	Invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity; or

4.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the New Fund except as may be necessary in connection with borrowings described in limitation (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the New Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of New Fund assets invested in certain securities or other instruments, or change in average duration of the New Fund's investment portfolio, resulting from changes in the value of the New Fund's total assets, will not be considered a violation of the restriction.

With respect to investment limitation 2 above, if the New Fund’s asset coverage falls below 300%, the New Fund will reduce borrowing within 3 days in order to ensure that the New Fund has 300% asset coverage.

With respect to investment limitation 5, if the New Fund invests in one or more investment companies, the New Fund will examine its investment company holdings to ensure that the New Fund is not indirectly concentrating its investments in a particular industry.

Temporary Defensive Positions

From time to time, the New Fund may take temporary defensive positions, which are inconsistent with the New Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the New Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the New Fund invests in a money market fund, the shareholders of the New Fund generally will be subject to duplicative management fees. Although the New Fund would do this only in seeking to avoid losses, the New Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The New Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The New Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the New Fund’s portfolio securities. The New Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The New Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the New Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

As a general matter, no information concerning the portfolio holdings of the New Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the New Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar

21

Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the New Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the New Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of MFVIT’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about Board of Trustees and the senior officers of MFVIT. Each of Trustees is deemed to be an Independent Trustee of MFVIT. Each Trustee oversees all portfolios of MFVIT and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with MFVIT, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual New Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Funds, Strategy Shares, Mutual New Fund Series Trust and TCG Financial Trusts I-X comprise the “New Fund Complex.

As of December 31, 2016, Trustees and Officers as a group owned less than 1% of the shares of the New Fund.

Independent Trustees Background

Name, Address and Age	Position with MFVIT	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell 48	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	[ ]	Chairman of the Board Strategy Shares, (2016 to present); Board Member of Variable Insurance Trust (2010 to present); Board Member, Lead Independent Trustee and Chair of Audit Committee, Mutual New Fund Series Trust (2006-present).
Stephen P. Lachenauer 48	Trustee	Since January 2016	Attorney, private practice.	[ ]	Board Member and Chair of the Audit Committee, Strategy Shares (January 2016 – present); Trustee, TCG Financial Series Trusts I-X, (2015-present).
22

Donald McIntosh 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	[ ]	Board Member, Strategy Shares (January 2016– present); Trustee and Chair of the Audit Committee, TCG Financial Series Trusts I-X (2015-present).

* The term of office of each Trustee is indefinite.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Chief Executive Officer, Catalyst Mutuals New Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to July 2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – New Fund Administration, Gemini New Fund Services, LLC, since 2012; Assistant Vice President, Gemini New Fund Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - New Fund Administration, Gemini New Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi New Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi New Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.

23

* Officers do not receive any compensation from MFVIT.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met [ ] times during the fiscal year ended December 31, 2016.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, and special (telephonic or in-person) Board meeting attended. Officers receive no compensation from MFVIT. MFVIT reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. MFVIT has no retirement or pension plans. MFVIT has no retirement or pension plans.

MFVIT has no retirement or pension plans. The New Fund was not in operation during MFVIT’s fiscal year ended December 31, 2016. The compensation amounts provided in the table below for the New Fund is the estimated compensation to be paid by the New Fund to Trustees for the fiscal year ending December 31, 2017

Name of Person, Position(s)	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Aggregate Compensation from the New Fund	$[ ]	$[ ]	$[ ]
Total Compensation from New Fund Complex*	$[ ]	$[ ]	$[ ]

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2016

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the New Fund Complex*
Tobias Caldwell	None	None
Stephen Lachenauer	None	None
Donald McIntosh	None	None

___________________________

* The New Fund Complex consists of [2] series of Strategy Shares and [9] series of Mutual New Fund and Variable Insurance Trust, [41] series of Mutual New Fund Series Trust and 10 series of the TCG Financial Trusts I-X.

None of Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor.

Qualifications and Experience of Trustees

24

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of MFVIT should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of MFVIT, were a significant factor in the determination that the individual should serve as a Trustee of MFVIT.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of Trustees that lead to the conclusion that each Trustee should serve as Trustee of MFVIT.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of the Mutual New Fund Series Trust, a trust in the New Fund Complex, for over nine years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been a sole practitioner attorney for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters. He also serves on the board of other trusts in the New Fund Complex.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. He also serves on the board of other trusts in the New Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of MFVIT. The Board consists of three Independent Trustees. The Chairperson of MFVIT, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving MFVIT, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of MFVIT, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of Trustees.

25

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of MFVIT is the Board’s oversight of the risk management of MFVIT’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to MFVIT have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and MFVIT, including MFVIT’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from MFVIT’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with MFVIT’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from MFVIT’s CCO regarding the operation of the compliance policies and procedures of MFVIT and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from MFVIT’s primary service providers regarding their operations as they relate to the Funds.

PRINCIPAL SHAREHOLDERS

Persons controlling the New Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the New Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of the New Fund (or a class of shares of the New Fund) may be deemed to control the New Fund (or class of the New Fund). As of the date of this SAI, the Fund has not commenced operations, so there were no shares outstanding, and, therefore no shareholders who owned of record or beneficially more than 5% of the outstanding shares of any class of shares of the New Fund.

ADVISOR AND SUB-ADVISOR

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by MFVIT under a Management Agreement to act as the investment advisor to the New Fund, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor was acquired by Rational Capital LLC on December 31, 2015. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The Advisor oversees the day-to-day investment decisions for the New Fund and continuously reviews, supervises and administers the New Fund’s investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide the New Fund with investment advice and supervision and will continuously furnish an investment program for the New Fund consistent with the investment objectives and policies of the New Fund. The Advisor is responsible for the payment of the salaries and

26

expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the New Fund in conformity with the investment objectives and policies of the New Fund. It is the responsibility of the Advisor to make investment decisions for the New Fund and to provide continuous supervision of the investment portfolio of the New Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of the New Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the New Fund and other expenses paid by the New Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Contractual Advisory Fee
Rational Select Asset New Fund	1.25%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the New Fund will be charged to the New Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the New Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The New Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Portfolio, including the expenses of communications with its shareholders, are paid by the New Fund.

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the New Fund to the extent necessary in order to limit the New Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) to not more than to not more than 1.75% and 1.50% for Class A Shares and Institutional Shares, respectively, through April 30, 2018. These Agreements shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the New Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

The Management Agreement with the New Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of Trustees who are not “interested persons,” or by the shareholders of the New Fund. The Management Agreement may be terminated at any time upon 60 days’ written notice by a New Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the New Fund’s Semi-Annual Report to Shareholders dated June 30, 2017.

27

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by MFVIT in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the New Fund.

Global View Capital Management, Ltd (“Global View”) served as advisor to the Predecessor New Fund. The table below provides information about the advisory fees incurred by the Predecessor New Fund for the fiscal years ended September 30, 2014, 2015 and 2016:

Year	Management Fee	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed
September 30, 2014	1.15%	$836,804	$94,393	$742,411	-
September 30, 2015	1.15%	$676,615	$117,157	$559,458	-
September 30, 2016	1.15%	$355,113	$127,291	$227,822	-

Sub-Advisor

The Global View Capital Management, Ltd., Stone Ridge Business Center III, Suite 350, Waukesha, WI 53188, serves as Sub-Advisor to the New Fund. The Sub-Advisor was established in 2010 for the purpose of advising individuals and institutions. The Sub-Advisor is a wholly-owned subsidiary of Global View Capital Holdings, Ltd., which is 50% owned by Dina Fliss and 50% owned by Dean Fliss. The Advisor and Trustees have chosen to engage Sub-Advisor’s services as sub-adviser to the New Fund in part because of the Sub-Advisor’s prior expertise and performance in advising other accounts similar in strategies to that of the New Fund, including the Predecessor New Fund.

As compensation for the sub-advisory services, it provides to the New Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the New Fund. For this purpose, “net advisory fees” mean advisory fees collected from the New Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the New Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the New Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the New Fund’s Semi-Annual Report to Shareholders dated June 30, 2017.

Portfolio Managers

Dina Fliss and David Morton are the portfolio managers responsible for the day-to-day management of the New Fund.

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the New Fund and assets under management in those accounts as of [ ]:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
28

Dina L. Fliss*
David H. Morton*

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Dina L. Fliss*
David H. Morton*

* The portfolio managers utilize a team-based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Compensation.

For services as Portfolio Manager to the New Fund, Ms. Fliss and Mr. Morton are each compensated based upon a percentage of the total management fee.

Ownership.

As of the date of this SAI, the New Fund’s portfolio managers did not beneficially own any shares of the New Fund.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the New Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the New Fund. Securities selected for funds or accounts other than the New Fund may outperform the securities selected for the New Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the New Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of New Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of New Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of New Fund shares.

•	The New Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the New Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a New Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest New Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the New Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

29

•	The New Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the New Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Sub-Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the New Fund have each adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act.  The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the New Fund.  Each Code permit personnel covered by the codes to invest in securities that may be purchased by the New Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to MFVIT’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini New Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the New Fund pursuant to a Fund Services Agreement (the “Agreement”) with the New Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of MFVIT. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the New Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that MFVIT may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to MFVIT by other service providers; (2) monitor New Fund holdings and operations for post-trade compliance with the New Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review MFVIT's federal, state, and local tax returns as prepared and signed by MFVIT's independent public accountants; (8) prepare and maintain MFVIT's operating expense budget to determine proper expense accruals to be charged to the New Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate MFVIT's audits and examinations by assisting the New Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of MFVIT shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered

30

with the SEC; (13) monitor the calculation of performance data for the New Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of MFVIT; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the New Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of MFVIT as MFVIT may, from time to time, reasonably request.

GFS also provides the New Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the New Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the New Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the New Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the New Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the New Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the New Fund by GFS, the New Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The New Fund also pays GFS for any out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the New Fund with various management and administrative services. For these services, the New Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in MFVIT advised by the Advisor):

In addition, the New Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of MFVIT), and a Trustee of MFVIT.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the New Fund. For these services, the New Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the New Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provided a Chief Compliance Officer to the Predecessor New Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Predecessor New Fund.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the New Fund. The custodian has custody of all securities and cash of the New Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the New Fund.

31

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the New Fund. Cohen & Company, Ltd. will report on the New Fund’ annual financial statements, review certain regulatory reports and the New Fund’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the New Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel for MFVIT.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the principal underwriter and national distributor for the shares of the New Fund pursuant to an Underwriting Agreement with MFVIT (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the New Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of New Fund shares, will use reasonable efforts to facilitate the sale of the New Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of Trustees who are not interested persons of MFVIT or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the New Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of MFVIT or by vote of a majority of the outstanding shares of the New Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the New Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The New Fund has adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the New Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the New Fund’s Plan related to the Class A Shares, the New Fund may pay an annual fee of up to 0.50% of the average daily net assets of the New Fund’s Class A Shares (the “12b-1 Fee”). Class A Shares of the New Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the New Fund may increase the percentage paid under the Plan up to the 12b-1 Fee amount.

The 12b-1 Fee may be used to compensate broker-dealers on a quarterly basis, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the New Fund owned by shareholders with whom the Service Organization has a servicing relationship. It is expected that the Plans will aid the New Fund in attracting new shareholders and assets that will provide benefits to the New Fund including reduced expense ratios due to higher asset levels.

32

The New Fund’s Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of MFVIT's Board of Trustees, including a majority of the trustees who are not “interested persons” of MFVIT and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The New Fund’s Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the New Fund or by vote of a majority of the outstanding shares of the New Fund. Any amendment to a Plan to increase materially the amount the New Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the class of the New Fund. Other material amendments to the New Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in the New Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the New Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the New Fund. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, the New Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The New Fund may directly enter into agreements with “financial intermediaries” pursuant to which the New Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the New Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the New Fund’s transfer agent or other service providers for providing similar services to other accounts.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the New Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the New Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial

33

intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the New Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the New Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to New Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the New Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the New Fund’s shares over other classes of the New Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the New Fund may use financial firms that sell its shares to effect portfolio transactions for the New Fund, the New Fund and the Advisor will not consider the sale of New Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of MFVIT has delegated responsibilities for decisions regarding proxy voting for securities held by the New Fund to the Sub-Advisor. The Sub-Advisor may delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the proxy voting delegate may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the New Fund’s shareholders. In such a case, MFVIT’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to MFVIT to enable the Board of Trustees to make a voting decision. When the Board of Trustees of MFVIT is required to make a proxy voting decision, only Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the New Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. The Sub-Advisor's Proxy Voting Policies are attached hereto as Appendix B.

Information on how the New Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 800-253-0412 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the New Fund’s proxy voting policies and procedures is also available by calling 800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the New Fund’s response to market conditions.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the New Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

34

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the New Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the New Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the New Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the New Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the New Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the New Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the New Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the New Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the New Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the New Fund.

Certain investments may be appropriate for the New Fund and also for other clients advised by the Advisor. Investment decisions for the New Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, New Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The New Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the New Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the New Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the New Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the New Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to

35

the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor or the Distributor, or an affiliate of the Advisor (such as J.A. Glynn Investments, LLC, a wholly-owned subsidiary of J.A. Glynn & Co.) or the Distributor, may be prohibited from dealing with the New Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the New Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the New Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The New Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to New Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the New Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of MFVIT that such commissions will, in the judgment of MFVIT’s Board of Trustees, be (a) at least as favorable to the New Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the New Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of MFVIT’s disinterested Trustees not to be comparable to the New Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the New Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the New Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the New Fund with others.

The New Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

Purchase and Redemption of Shares

New Fund shares may be purchased from investment dealers who have sales agreements with the New Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the New Fund provides you with alternative ways of purchasing New Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A shares of the New Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the New Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of New Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be

36

received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

18f-1 Election

MFVIT has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which MFVIT is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the New Fund at the beginning of such period. MFVIT has made this election to permit certain funds of MFVIT to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such New Fund, will not necessarily be representative of the entire portfolio and may be securities, which the New Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of MFVIT has determined that, until otherwise approved by the Board, all redemptions in the New Fund be made in cash only. If the Board determines to allow the New Fund to redeem in kind in the future, the New Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the New Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the New Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the New Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all Funds in MFVIT to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value;

37

whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the New Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the New Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the New Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the New Fund with sufficient information to verify that the purchase qualifies for the discount.

The New Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase. The deferred sales charge on Class C Shares may be waived for:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
•	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
•	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;
•	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
•	Withdrawals through the Systematic Withdrawal Plan.

EXCHANGE PRIVILEGE

As described in the New Fund’s Prospectus under “How To Redeem Shares—Exchanging Shares,” the New Fund offers an exchange privilege pursuant to which a shareholder in the New Fund may exchange some or all

38

of his shares in any of the funds in MFVIT advised by the Advisor, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the New Fund and consider the differences between it and the New Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the New Fund's assets, less any liabilities, by the number of shares of the New Fund outstanding.

The NAV per share of the New Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the New Fund's Advisor using methods and procedures reviewed and approved by Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The New Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the New Fund of liability for federal income taxes. If for any taxable year the New Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the New Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

39

The New Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the New Fund and net gains from the disposition of shares of the New Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the New Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a New Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of New Fund shares paid by the New Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A New Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a New Fund fails to provide the New Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The New Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the New Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. The New Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the New Fund qualifies as a regulated investment company and if more than 50% of the value of the New Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the New Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the New Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the New Fund’s shareholders. It is not likely that the New Fund will be able to do so. For any year for which the New Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the New Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the New Fund will notify shareholders within 60 days after the close of the New Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the New Fund accrues receivables or liabilities denominated in a foreign currency, and the time the New Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you

40

as ordinary income, and any losses reduce the New Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the New Fund's ordinary income distributions to you, and may cause some or all of the New Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the New Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The New Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the New Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the New Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the New Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the New Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the New Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any New Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The New Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the New Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in the New Fund. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008 and later by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to the New Fund’s taxable year beginning prior to 2012, assuming the investor provides valid tax documentation certifying non-U.S. status. The relief does not by its terms apply to the New Fund’s taxable year beginning in or after 2012 unless so extended by Congress. The New Fund will generally apply this relief, where applicable, to New Fund distributions made to you if you invest directly with the New Fund. If you hold New Fund shares through a broker or intermediary, your broker or intermediary may apply this relief to distributions made to you with respect to those shares. If your broker or intermediary instead collects withholding tax where this relief is applicable, you may be able to reclaim such withholding tax from the IRS. Please consult your tax advisor.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

FINANCIAL STATEMENTS

The New Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the New Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-855-552-4596.

41

Appendix A

Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

A-2

Appendix B

PROXY VOTING

A.       General

Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers who have voting authority with respect to clients’ securities are required to adopt and implement policies and procedures for voting proxies, disclose those policies and procedures to their clients and disclose how clients may obtain information about how the adviser has voted proxies. The Company will exercise voting authority over its clients’ proxies.

B.       Proxy Voting Committee

The Company has established a Proxy Voting Committee that is dedicated to determining how the Company shall vote in instances when a proxy vote is required.

The Proxy Voting Committee shall document each proxy by completing the Cicero Capital Partners, LLC Proxy Voting Worksheet to demonstrate that the Company is voting in the best interests of its clients. See Exhibit D: Cicero Capital Partners, LLC Proxy Voting Worksheet.

In the event of a conflict of interest, the Proxy Voting Committee and the Chief Compliance Officer jointly may determine that a member of the Proxy Voting Committee who has a conflict of interest is to be recused from the deliberations as to how to vote a proxy on a case-by-case basis.

Nevertheless, it is the Company’s policy that if a member of the Proxy Voting Committee is also serving as a director of a company that the Company is voting a proxy, that person is recused from the Company’s proxy voting decision making.

The Chief Compliance Officer will be responsible for monitoring corporate actions. The Chief Compliance Officer will be responsible for ensuring that the proxy is voted on and submitted to the company in a timely manner. The Chief Compliance Officer will be responsible for completing the Cicero Capital Partners, LLC Proxy Voting Worksheet to document the thought process behind the vote, how any conflicts of interest were resolved and the action taken.

Employees of the Company should be aware that when the Company votes proxies, the Company’s position may be contrary to the personal interests of its employees.

C.       Disclosure to Clients

A concise summary of the Company’s proxy voting policies and procedures is disclosed in Part II of the Company’s Form ADV. Furthermore, information is provided to notify clients how they may obtain a copy of the Company’s proxy voting policy and information about how the Company has voted proxies.

D.       Recordkeeping

The Company shall:

•	Maintain records of proxy statements received pertaining to client securities.
•	Maintain records of votes cast.
•	Maintain records of e-mails, information posted on websites and correspondence relating to the proxy vote.
1

•	Maintain backup copies of such e-mail, information posted on websites and correspondence relating to the proxy vote and these backup copies will be maintained onsite at the Company’s office.
•	Maintain a concise summary of the Company’s proxy voting policies and procedures that it provides to clients in hard copy at the Company’s office.
•	Maintain a record of each client request for proxy voting records and the Company’s response to such requests.

The Company maintains a separate proxy voting policy (the “Proxy Voting Policy”) that more thoroughly describes and governs the Company’s compliance with the proxy voting rules.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 16. EXHIBITS.

(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(1)(a)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(1)(b)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(2)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(3)	Voting Trust Agreements. None

(4)	Agreement and Plan of Reorganization between Northern Lights Fund Trust III and Registrant (incorporated herein as Exhibit A).

(5)   Instruments Defining Rights of Security Holders.  Articles III and V of the Registrant's Agreement and Declaration of Trust (incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010)) define the rights of shareholders and Article II of Registrant’s By-Laws (incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010)) .

(6)(a)	Investment Advisory Agreement with Rational Advisors, Inc. to be filed by amendment.

(6)(b) Sub-Advisory Agreement with Global View Capital Management, Ltd. to be filed by amendment.

(7)	Distribution Agreement, between the Registrant and Northern Lights Distributors, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed on July 5, 2016 (File No. 811-05010).

(7)(a)	Amended Schedule A to the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(8)   Bonus or Profit Sharing Contracts.  None.

(9)(a)	Amended and Restated Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(9)(b)	Amendment to Custodian Agreement, between the Registrant and The Huntington National Bank – to be filed by subsequent amendment.

(10)	12b-1 Plans and 18f-3 Plan.
(10)(a)	Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(10)(b)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(11)   Opinion and Consent of Counsel. Opinion and Consent of Counsel as to the legality of shares being offered, relating to the N-14 – to be filed by amendment.

(12)	None

(13)   Other Material Contracts.

(13)(a)	Fund Services Agreement dated February 26, 2016, between the Registrant and Gemini Fund Services, LLC – LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 filed July 5, 2016 (File No. 811-05010).

(13)(b)	Expense Limitation Agreement, dated January 1, 2017, between the Registrant and Rational Advisors, Inc. related to the Rational Select Asset Fund – LLC – to be filed by amendment.

(13)(c)	Compliance Services Agreement, dated February 26, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(14)	Other Opinions. Consent of Trust’s Independent Registered Public Accountants – to be filed by amendmet.

15)   Omitted Financial Statements. None.

(16)   Powers of Attorney.  None

(17)	Other.

(17)(a)	Prospectus and Statement of Additional Information for Northern Lights Fund Trust III dated February 1, 2016 is incorporated by reference.

(17)(b)	Annual Report to Shareholders for the fiscal year ended September 30, 2016, for Northern Lights Fund Trust III is incorporated by reference.

ITEM 17.  UNDERTAKINGS.

(1)  The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(ii)  The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Mutual Fund and Variable Insurance Trust, and has duly caused this Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the Town of Huntington, State New York, on February 23, 2017.

Mutual Fund and Variable Insurance Trust

BY: /s/ Jerry Szilagyi

Jerry Szilagyi

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated:

/s/ Jerry Szilagyi	February 23, 2017
Jerry Szilagyi, President and Principal Executive Officer	Date

/s/ Erik Naviloff	February 23, 2017
Erik Naviloff, Treasurer and Principal Financial Officer	Date

Tobias Caldwell, Trustee	Date

/s/ Stephen Lachenauer	February 22, 2017
Stephen Lachenauer, Trustee	Date

/s/Donald McIntosh	February 23, 2017
Donald McIntosh, Trustee	Date